                     SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC  20549
                     ----------------------------------



                                  FORM 8-K

                               CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the

                       Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  March 1, 1994
                                                   -------------


                          HOUGHTON MIFFLIN COMPANY
- --------------------------------------------------------------------------------
             (Exact name of registrant as specified in charter)


        Massachusetts                  1-5406                04-1456030
- --------------------------------------------------------------------------------
   (State or other jurisdiction      (Commission            (IRS Employer
         of incorporation)            File Number)        Identification No.)


222 Berkeley Street, Boston, Massachusetts                      02116
- --------------------------------------------------------------------------------
(Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code:  617-351-5000
                                                     ------------



                                     N/A
- --------------------------------------------------------------------------------
       (Former name or former address, if changed since last report.)

     Item 2.  Acquisition or Disposition of Assets.
              ------------------------------------

     Houghton Mifflin Company (the "Company") completed the acquisition of all outstanding equity securities of McDougal, Littell & Company (the "Acquired Business") on March 1, 1994.

     The Acquired Business is a publisher of textbooks and other educational materials for the secondary school market headquartered in Evanston, Illinois. The Acquired Business had revenues of approximately $60 million in 1993. The aggregate purchase price was approximately $140 million in cash, including approximately $10 million of indebtedness assumed and transaction costs estimated at $2 million. Alfred L. McDougal will serve as a director of the Company. The Company intends to continue to operate the existing properties of the Acquired Business for purposes substantially identical to their present purposes.

     The Company's sources of capital to finance the foregoing acquisition are approximately $40 million of cash and approximately $100 million from borrowings under short-term credit facilities arranged through Morgan Guaranty Trust Company and State Street Bank and Trust Company. The Company intends to refinance all or part of such amount through the issuance of debt securities pursuant to a currently effective shelf registration statement covering the issuance of debt securities.


     Item 7.   Financial Statements, Pro Forma Financial Information and
               ---------------------------------------------------------
               Exhibits.
               --------

          (a)  Financial Statements of Businesses Acquired.  At the time of the
               -------------------------------------------
               filing of this Form 8-K, it is impracticable for the Company to provide the pro forma financial statements required by Rule 3-05(b) of Regulation S-X with respect to the acquisition of McDougal, Littell & Company. Such required financial information will be filed by amendment under cover of Form 8 not later than May 15, 1994, in accordance with Item 7, paragraph (a)(4) of Form 8-K.

          (b)  Pro Forma Financial Information.  At the time of the filing of
               -------------------------------
               this Form 8-K, it is impracticable for the Company to provide the pro forma financial information required by Rule 11-01(c) of Regulation S-X with respect to the acquisition of McDougal, Littell & Company. Such required financial information will be filed by amendment under cover of Form 8 not later than May 15, 1994, in accordance with Item 7, paragraph (b)(2) of Form 8-K.

          (c)  Exhibits.
               --------

               2. Stock Purchase Agreement dated January 7, 1994 by and among McDougal, Littell & Company, the stockholders listed on Exhibit A thereto and Houghton Mifflin Company (filed herewith).

               23. Consent of Crowe, Chizek and Company (to be filed by amendment).


                                 SIGNATURES
                                 ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized this 16th day of March, 1994.

                                    HOUGHTON MIFFLIN COMPANY


                                    By:    /s/ Stephen O. Jaeger
                                       -----------------------------------------
                                       Stephen O. Jaeger,
                                       Executive Vice President, Chief
                                       Financial Officer and Treasurer
                                       (Principal Accounting and Financial
                                       Officer)


                              Exhibit Index
                              -------------
Exhibit                                                                    Page
  No.              Exhibit Description                                      No.
- -------            -------------------                                     ----

  2. Stock Purchase Agreement dated January 7, 1994 by and among McDougal,
     Littell & Company, the stockholders listed on Exhibit A thereto and Houghton Mifflin Company (filed herewith).


- --------------------------------------------------------------------------------
                                                                     EXHIBIT 2

                            STOCK PURCHASE AGREEMENT

                          dated as of January 7, 1994

                                  by and among

                          Certain of the Stockholders
                        of McDougal, Littell & Company,
                          McDougal, Littell & Company,
                          and Houghton Mifflin Company


- --------------------------------------------------------------------------------

                            STOCK PURCHASE AGREEMENT
                            ------------------------

     THIS AGREEMENT is made and entered into as of this 7th day of January, 1994, by and among McDougal, Littell & Company, a Delaware corporation ("McDougal"), the stockholders of McDougal listed on Exhibit A hereto (the "Stockholders"), and Houghton Mifflin Company, a Massachusetts corporation ("Purchaser").

     The Stockholders desire to sell to Purchaser, and Purchaser desires to purchase from the Stockholders, all of the issued and outstanding shares of capital stock of McDougal beneficially owned by the Stockholders upon the terms and subject to the conditions set forth in this Agreement.

     In consideration of the foregoing and the respective representations, warranties, covenants, agreements and conditions hereinafter set forth, and intending to be legally bound hereby, the parties hereto agree as follows:



                                   ARTICLE I

                           SALE AND PURCHASE OF STOCK

          1.1  Stock to be Sold.  Upon the terms and subject to the conditions
               ----------------
contained herein, at the Closing (as hereinafter defined), each of the Stockholders shall sell and transfer to Purchaser, and Purchaser shall purchase and accept from each of the Stockholders, that number of shares of McDougal's common stock, par value $.005 per share (the "Common Stock") set forth next to each such Stockholder's name on Exhibit A.

          1.2  Deliveries by Purchaser.  Upon the terms and subject to the
               -----------------------
conditions contained herein and in consideration of, and in full payment for, the aforesaid sale and transfer of the Common Stock from a Stockholder, Purchaser shall deliver or cause to be delivered:

               (a)  to such Stockholder

                    (i) the sum set forth opposite the name of such Stockholder on Exhibit A by wire transfer of immediately available funds, and

                    (ii) a copy of the Escrow Agreement in the form attached hereto as Exhibit B (the "Escrow Agreement") duly executed by Purchaser; and

               (b) to the Escrow Agent (as defined in the Escrow Agreement) the sum set forth opposite the name of such Stockholder designated on Exhibit A to be delivered to the Escrow Agent by wire transfer of immediately available funds, to be held by the Escrow Agent in accordance with the terms of the Escrow Agreement.

          1.3  Deliveries by the Stockholders.  On the Closing Date, each of the
               ------------------------------
Stockholders shall deliver, or cause to be delivered, to Purchaser the following:

               (a) Stock certificates evidencing all of the Common Stock beneficially owned by such Stockholder on the date hereof, duly endorsed in blank or accompanied by stock powers duly executed in blank, in proper form for transfer and with any requisite stock transfer stamps attached;

               (b) A copy of the Escrow Agreement, duly executed by such Stockholder; and

               (c) Such other instruments or documents as may be reasonably necessary to carry out the transactions contemplated by this Agreement and to comply with the terms hereof.

          1.4  Closing.  The closing of the transactions contemplated by this
               -------
Agreement (the "Closing") shall occur at the offices of Skadden, Arps, Slate, Meagher & Flom, One Beacon Street, Boston, Massachusetts, at 10:00 a.m. local time on the third business day after the conditions specified in Articles VI and VII hereof shall have been satisfied or waived, or at such other time and place as may be agreed upon by the parties. The date of the Closing is sometimes referred to herein as the "Closing Date."

                                 ARTICLE II

                       REPRESENTATIONS AND WARRANTIES
                      OF THE STOCKHOLDERS AND McDougal

          Each of the Stockholders and McDougal hereby, severally and not jointly, represents and warrants to Purchaser as follows, it being understood that with respect to the matters described in Sections 2.2, 2.4 and 2.5 each Stockholder represents only as to itself:

          2.1  Corporate Organization.  McDougal is a corporation duly
               ----------------------
organized, validly existing and in good standing under the laws of the State of Delaware and has the full corporate power and authority to own or lease its properties and assets and to carry on its business as it is presently being conducted. Except as set forth on Section 2.1 of the Disclosure Schedule, McDougal is duly qualified or licensed to do business as a foreign corporation and is in good standing in every jurisdiction where the character of its properties owned or leased or the nature of its activities makes such qualification or license necessary, except for such failures to be so qualified or licensed as could not reasonably be expected in the aggregate to have a Material Adverse Effect. The copies of the Certificate of Incorporation and By-Laws of McDougal heretofore delivered to Purchaser are complete and correct copies of such instruments as presently in effect.

          2.2  Authorization.  Each of the Stockholders and McDougal has the
               -------------
requisite power (corporate or otherwise), capacity and authority to enter into this Agreement, the Escrow Agreement and any additional document or instrument to be delivered hereunder on or prior to the Closing (the "Additional Documents") and to consummate the transactions contemplated hereby and thereby. The execution, delivery and performance of this Agreement and the Additional Documents and the consummation of the transactions contemplated hereby and thereby have been duly authorized by the Board of Directors of McDougal, and no additional proceedings (corporate or otherwise) on the part of any of the Stockholders or McDougal, are necessary to authorize the execution, delivery and performance of this Agreement and the Additional Documents and the consummation of the transactions contemplated hereby and thereby. This Agreement and the Additional

Documents have been duly executed and delivered and constitute valid and binding obligations of each of the Stockholders and McDougal, enforceable against each of the Stockholders and McDougal in accordance with their respective terms, subject as to enforceability to bankruptcy and insolvency laws.

          2.3  Capitalization.  (a)  The authorized capital stock of McDougal
               --------------
consists of 600,000 shares of Common Stock of which 269,861 shares are issued and outstanding. All issued and outstanding shares of Common Stock of McDougal are validly issued, fully paid and nonassessable and were not issued in violation of any preemptive or similar right. The Common Stock is owned by the stockholders of McDougal in the respective amounts set forth in Section 2.3(a)(i) of the Disclosure Schedule. As of the date of this Agreement, there are also 17,650 stock appreciation rights ("SAR's") granted pursuant to McDougal's stock appreciation rights plans. A complete and accurate list of all SAR's, including the name of the holder, the grant date, the grant price and the number of SAR's which will be vested upon completion of the transactions contemplated hereby, is set forth in Section 2.3(a)(ii) of the Disclosure Schedule.

               (b) There are no securities outstanding which are convertible into or exercisable or exchangeable for shares of capital stock of McDougal, and there are no outstanding options, rights, contracts, warrants, sub-scriptions, conversion rights or other agreements or commitments pursuant to which McDougal may be required to purchase, redeem, issue or sell any shares of capital stock or other securities of McDougal or in any way relating to the issuance, voting or transfer of any capital stock or other securities of McDougal other than McDougal's rights of first refusal, first offer and repurchase contained in the Stockholder Agreements (as hereinafter defined).

          2.4  Ownership of Common Stock.  Each of the Stockholders has good and
               -------------------------
valid title to the number of shares of Common Stock shown opposite the name of such Stockholder on Exhibit A, free and clear of any lien, charge, encumbrance, security interest, claim or right of others of whatever nature (other than McDougal's rights of first refusal, first offer and repurchase contained in the Stockholder Agreements), and at the Closing, upon delivery of the purchase price therefor, each Stockholder will deliver, good, valid and marketable title to all the Common Stock beneficially owned by such Stockholder, free and clear of any lien, charge, encumbrance, security interest, claim or right of others of whatever nature. Except as set forth in Section 2.4 of the Disclosure Schedule, no person or entity (other than a Stockholder with respect to the number of shares of Common Stock set forth opposite the name of such Stockholder on Exhibit A hereto) has any power or right, whether or not shared with any other person or entity, to dispose of or direct the disposition of any shares of Common Stock or vote or direct the voting of any shares of Common Stock.

          2.5  Noncontravention; Consents; Filings.  Except for any required
               -----------------------------------
filings under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder (the "HSR Act"), the execution, delivery and performance of this Agreement and the Additional Documents and the consummation by the Stockholders and McDougal of the transactions contemplated hereby and thereby and compliance by the Stockholders and McDougal with any of the provisions hereof or thereof do not and will not
(a) conflict with or violate any provision of the Certificate of Incorporation or By-Laws of McDougal, (b) require any filing with, or the permit, authorization, consent or approval of, any court, arbitrator or arbitral tribunal, administrative agency or commission or other governmental or regulatory authority or agency (a "Governmental Entity"), other than any filing, permit, authorization, consent or approval which is required solely because of the legal or regulatory status of Purchaser, (c) conflict with or violate any order, writ, injunction, decree, statute, rule or regulation applicable to, binding upon or enforceable against any of the Stockholders or McDougal or any of their respective properties or assets, (d) constitute a breach of any duty owed by any Stockholder or any person acting in a representative or fiduciary capacity with respect to any Stockholder or any person with any beneficial interest in any Stockholder or (e) except as set forth on Section 2.5(e) of the Disclosure Schedule and except for such violations, breaches and defaults as could not (i) create any lien, charge, encumbrance, security interest, claim or right of others on or with respect to any share of Common Stock to be purchased hereunder and (ii) reasonably be expected in the aggregate to result in a Material Adverse Effect or materially diminish the value of the transaction contemplated by this Agreement to Purchaser, result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default or give rise to any right of termination, amendment, cancellation or acceleration under, or result in the creation or imposition of any lien, charge, encumbrance, security interest, claim or right of others of whatever nature upon any property or assets of any of the Stockholders or McDougal under, any note, bond, mortgage, indenture, lease, license, contract, agreement (including without limitation any Stockholder Agreement) or other instrument or obligation to which any of the Stockholders or McDougal is a party or by which any of the Stockholders, McDougal or any of their respective properties or assets may be bound.

          2.6  Financial Statements.  McDougal has heretofore furnished to
               --------------------
Purchaser financial statements of McDougal consisting of audited balance sheets and related income, stockholders' equity and cash flow statements as at October 31 in each of the years and for the fiscal years ended 1989 through 1993 (collectively, the "Financial Statements"). McDougal's audited balance sheet for the fiscal year ended October 31, 1993 is sometimes referred to hereafter as the "Balance Sheet." All of the Financial Statements and the notes thereto fairly present the financial condition and results of operations of McDougal as of the dates indicated and for the periods ended, and the Financial Statements have been prepared in accordance with generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods reflected in the Financial Statements.

          2.7  No Undisclosed Liabilities.  McDougal has no liability or
               --------------------------
obligation of any nature (absolute, accrued, contingent or otherwise) which is of a character required by GAAP to be reflected or reserved against on the Balance Sheet, which was not fully reflected on or reserved against in the Balance Sheet and the reserves reflected in the Balance Sheet have been recorded in accordance with GAAP.

          2.8  Inventory.  The amount of inventory  reflected on the Balance
               ---------
Sheet represents the quantity of inventory which was of a quality and quantity usable, salable and merchantable in the ordinary course of busi-ness as of the date of the Balance Sheet. Schedule 2.8(a) of the Disclosure Schedule sets forth the list which is maintained by McDougal as its list of inventory as of October 31, 1993 and McDougal's unit cost of the inventory. All inventory is reflected on the Balance Sheet at the lower of cost or market value after providing for obsolescence and LIFO reserve determined in the ordinary course of business and consistent with past practice, and since the date of the Balance Sheet McDougal has not written down the value of any of the Inventory, nor, except as set forth on Schedule 2.8(b) of the Disclosure Schedule, has there been any reduction or depletion of the Inventory except on account of orders filled and samples delivered in the ordinary course of business and normal obsolescence determined in the same manner as the obsolescence reserve reflected on the Balance Sheet.

          2.9  Interim Changes.  Since the date of the Balance Sheet, McDougal
               ---------------
has been operated only in the ordinary course of business consistent with past practice, and McDougal has not:

               (a) suffered any change, nor has there occurred or arisen any event or condition which has had, or could reasonably be expected to have, a Material Adverse Effect (as used in this Agreement, "Material Adverse
Effect" means a material adverse effect on the business, operations or condition (financial or otherwise) of McDougal or results of operations over a continued period of McDougal), except as set forth in Schedule 2.9(a) of the Disclosure Schedule;

               (b) made any capital expenditures which are more than $50,000 individually or $100,000 in the aggregate;

               (c) entered into any new contract or amended in any material respect any existing contract for the employment of any person by McDougal or increased the compensation or benefits in any material respect of any employee of McDougal, in each case, whose annual compensation exceeds $75,000, except as set forth in Schedule 2.9(c) of the Disclosure Schedule;

               (d) sold, assigned, transferred, conveyed, leased or otherwise disposed of or agreed to sell, assign, transfer, convey, lease or otherwise dispose of any of its properties or assets, except in the ordinary course of business and consistent with past practice;

               (e) suffered any damage, destruction or loss of property material to McDougal, whether or not covered by insurance, except as set forth on Schedule 2.9(e) of the Disclosure Schedule;

               (f) except as set forth on Schedule 2.9(f) of the Disclosure Schedule, increased the wages, salary, commission rates or other benefits payable to or receivable by any director, officer or employee of McDougal, other than regularly scheduled increases or increases and adjustments for promotions in the ordinary course of business and consistent with past practice;

               (g) employed or otherwise engaged any person, other than any person who is employed in a sales, marketing or editorial function and whose present and proposed annual compensation is less than $75,000;

               (h) entered into any agreement, contract or commitment, other than in the ordinary course of business, with respect to the manufacture of any work or title, or any adaptation or version thereof, whether now in process, under contract or in publication, which is in print or out-of-print, of McDougal (collectively, the "Works") other than Works not owned by McDougal which are identified in Schedule 2.9(h) of the Disclosure Schedule (the Works, excluding such Works which are not owned by McDougal, being the "Owned Works");

               (i) except as set forth on Schedule 2.9 (i) of the Disclosure Schedule, declared, paid or set aside for payment any dividend or other distribution (whether in cash, stock or property or any combination thereof), directly or indirectly in respect of McDougal's capital stock or other securities other than cash distributions, not to exceed $85,000 in the aggregate, made to participants in the ESOP (as defined in Section 5.10(b));

               (j) except as set forth on Schedule 2.9(j) of the Disclosure Schedule, purchased, redeemed, issued, sold, transferred or otherwise acquired or disposed of any of its shares of capital stock or any evidence of indebtedness or other securities;

                (k) made any material change in its accounting principles or methods;

                (l) disposed of or permitted to lapse any rights to the use of any patent, trademark, trade name or copyright which is material to McDougal, except for copyrights of nominal value;

                (m) written down the value of any inventory (including write-downs by reason of shrinkage or mark-down) or assets or written off as uncollectible any notes or accounts receivable, nor suffered any change or experienced any condition which would require any such write-down or write-off, except for write-downs and write-offs in the ordinary course of business and consistent with past practice which have not had, and could not reasonably be expected in the aggregate to have, a Material Adverse Effect;

                (n) except as set forth on Schedule 2.9(n) of the Disclosure Schedule, paid, loaned or advanced any amount, other than advances to employees for travel and entertainment expenses in the ordinary course of business and consistent with past practice, to, or sold, transferred or leased any properties or assets (real, personal or mixed, tangible or intangible), other than properties or assets of nominal value, to any of its officers or directors or any affiliate or associate of any of its officers or directors except for directors' fees, and compensation to officers at rates not exceeding the rates of compensation in effect as of October 31, 1993; or

                (o) agreed, whether in writing or otherwise, to take any action described in this Section 2.9.

          2.10  Litigation.
                ----------

                (a) Except as set forth on Section 2.10 of the Disclosure Schedule, there is no action, suit or proceeding by or before any Governmental Entity pending nor, to the best knowledge of the Stockholders or McDougal, is any claim, action, suit, inquiry, proceeding or investigation pending or threatened against or involving the Stockholders or McDougal, or affecting any properties or assets of any of the Stockholders or McDougal, which, in any such case, could reasonably be expected to (i) impair the ability of the Stockholders or McDougal to consummate the transactions contemplated hereby or (ii) in the aggregate have a Material Adverse Effect or diminish materially the value of the transactions contemplated by this Agreement to Purchaser. None of the Stockholders or McDougal is aware of any reasonable basis for any such claim, action, suit, inquiry, proceeding or investigation. McDougal has not received any written notification within the last three years of any asserted present or past failure by McDougal to comply with such laws, rules or regulations, which failures could reasonably be expected to have in the aggregate a Material Adverse Effect.
None of the Stockholders or McDougal is subject to any order, writ, injunction or decree which could reasonably be expected to impair the ability of any of the Stockholders or McDougal to consummate the transactions contemplated hereby or have in the aggregate a Material Adverse Effect.

                (b) Schedule 2.10(b) of the Disclosure Schedule sets forth a true, complete and accurate summary in all material respects of the performance rendered to the date hereof by BMR, Inc. ("BMR") under the agreement, dated as of May 26, 1993 by and between BMR and McDougal, including without limitation, all deliveries made by BMR and the quality of all products delivered.

          2.11  No Violation.
                ------------

                (a) McDougal is not in violation or breach of, or in default under (and no event has occurred which with notice or lapse of time or both would constitute such a breach, violation or default or give rise to any right of termination, amendment, cancellation or acceleration under) any term, condition or provision of (i) the Certificate of Incorporation or By-Laws of McDougal, (ii) any order, writ, injunction, decree, statute, rule or regulation applicable to McDougal or any of its properties, assets or business or (iii) any note, bond, mortgage, indenture, lease, license, contract, agreement or other instrument or obligation to which McDougal is a party or by which McDougal or any of its properties or assets may be bound other than, with respect to clauses (ii) and (iii), such violations, breaches or defaults as could not (A) reasonably be expected to impair the ability of the Stockholders or McDougal to consummate the transactions contemplated hereby or
(B) in
the aggregate (I) have a Material Adverse Effect or (II) diminish materially the value of McDougal.

                (b) The Stockholders and McDougal have obtained all permits, authorizations, consents or approvals and made all notifications and applications to Governmental Entities required under applicable law to continue the operations of McDougal which, if not obtained or made, could reasonably be expected to (i) impair the ability of the Stockholders or McDougal to consummate the transactions contemplated hereby or (ii) in the aggregate have a Material Adverse Effect.

          2.12  Title to Properties; Encumbrances.  McDougal has good, valid
                ---------------------------------
and, in the case of real property, marketable title to all the properties and assets which it purports to own (real, personal and mixed, tangible and intangible), including, without limitation, all the properties and assets reflected in the Balance Sheet (except for personal property sold since the date of the Balance Sheet in the ordinary course of business and consistent with past practice), with such exceptions as could not reasonably be expected to have in the aggregate a Material Adverse Effect. Except as disclosed in Section 2.12 of the Disclosure Schedule or on the Balance Sheet, all properties and assets reflected in the Balance Sheet are free and clear of all title defects or objec-tions, liens, claims, charges, security interests or other encumbrances of any nature whatsoever, except for (a) liens for current taxes not yet due and (b) such defects, objections, liens, claims, charges, security interests and encumbrances which in the aggregate could not reasonably be expected to (i) interfere materially with the future conduct of the business of McDougal as presently conducted or (ii) have in the aggregate a Material Adverse Effect.
The rights, properties and other assets presently owned, leased or licensed by McDougal and described elsewhere in this Agreement include all rights, properties and other assets necessary to permit McDougal to conduct its business from and after the Closing Date in the same manner in all material respects as such business is being conducted.

          2.13  Production Materials; Plant and Equipment.
                -----------------------------------------

                (a) All existing materials needed in connection with the continued production of the Owned Works are in good condition, with such exceptions as could not reasonably be expected to have in the aggregate a Mate-rial Adverse Effect.

                (b) The plants, structures and equipment of McDougal are structurally sound with no material defects and are in good operating condition and repair and are adequate in all material respects for the uses to which they are being put; and none of such plants, structures or equipment are in need of maintenance or repairs except for ordinary, routine maintenance and repairs which are not material in nature or cost. McDougal has not received notification that it is in violation of any applicable building, zoning, antipollution, health or other law, ordinance or regulation in respect of its plants or structures or their operations, with such exceptions as could not reasonably be expected to have in the aggregate a Material Adverse Effect, and no such violation exists.

          2.14  Intellectual Property.
                ---------------------

                (a) McDougal owns, or is licensed or otherwise has the right to use, all copyrights, trademarks, service marks, trade names, technology, know-how and trade secrets (collectively, "Intellectual Property") material to the conduct of the business of McDougal as heretofore conducted. No patent is material to the conduct of the business of McDougal as heretofore conducted.

                (b)  Except as set forth in Section 2.14(b) of the Disclosure
Schedule:

                       (i) McDougal has the sole and exclusive right to use the Intellectual Property, with such exceptions as could not reasonably be expected to have in the aggregate a Material Adverse Effect, and the consummation of the transactions contemplated hereby will not give rise to any right of termination, amendment, renegotiation, cancellation or ac-celeration with respect to any license or other agreement to use such Intellectual Property which could reasonably be expected to have in the aggregate a Material Adverse Effect;

                       (ii) each license (other than licenses to use computer software in nonproduct applications) and other agreement with respect to the use of any Intellectual Property is a valid, legally binding obligation of McDougal and all other parties thereto, enforceable in accordance with its terms (subject to bankruptcy and insolvency laws), with such exceptions as could not reasonably be expected to have in the aggregate a Material Adverse Effect, and McDougal is not in breach, violation or default (and no event has occurred which with the giving of notice or the passage of time or both would constitute such a breach, violation or default or give rise to any right of termination, amendment, renegotiation, cancellation or acceleration under any such license or agreement) and none of the Stockholders and McDougal has reason to believe that any other party to any such license or other agreement is in breach, violation or default thereof, other than, in each case, such breaches, violations and defaults as could not reasonably be expected to have in the aggregate a Material Adverse Effect;

                       (iii) no claim has been asserted by any person to the use of any such Intellectual Property or challenging or questioning the validity or effectiveness of any such license or agreement, and, to the best knowledge of the Stockholders and McDougal, there is no valid basis for any such claim which could reasonably be expected to have in the aggregate a Material Adverse Effect; and

                       (iv) the use of the Intellectual Property by McDougal does not, to the best knowledge of the Stockholders and McDougal, in-fringe on the rights of any person, with such exceptions as could not reasonably be expected to have in the aggregate a Material Adverse Effect.

                (c) McDougal has not been alleged in writing to have, nor, to the best knowledge of the Stockholders and McDougal after reasonable inquiry under the circumstances, has it, infringed upon any copyright, patent, trademark, trade name or misappropriated or misused any invention, trade secret or other proprietary information entitled to legal protection, with such exceptions as could not reasonably be expected in the aggregate to have a Material Adverse Effect. McDougal has not asserted any claim of infringement, misappropriation or misuse within the past three years.

          2.15  Leases.  Section 2.15 of the Disclosure Schedule contains a
                ------
summary, accurate in all material respects, of the terms described therein of all leases pursuant to which McDougal leases real property or pursuant to which McDougal leases personal property and which provide for lease payments in excess of $10,000 during any 12-month period. Except as set forth in Section 2.15 of the Disclosure Schedule, (a) all such leases are valid, binding and enforceable against McDougal and, to the best knowledge of the Stockholders and McDougal, any other party thereto in accordance with their terms, and are in full force and effect, (b) there are no existing defaults by McDougal thereunder and (c) McDougal is not in breach, violation or default (and no event which with the giving of notice or the passage of time or both would constitute such a breach, violation or default or give rise to any right of termination, amendment, renegotiation, cancellation or acceleration) thereunder, with such exceptions in the case of (a), (b) and (c) as could not reasonably be expected to have in the aggregate a Material Adverse Effect.

          2.16  Bank Accounts.  Section 2.16 of the Disclosure Schedule sets
                -------------
forth the names and locations of all banks, trust companies, savings and loan associations and other financial institutions at which McDougal maintains safe deposit boxes or accounts of any nature and the names of all persons authorized to draw thereon, make withdrawals therefrom or have access thereto.

          2.17  Taxes.  Except as set forth on Section 2.17 of the Disclosure
                -----
Schedule, McDougal has duly filed all tax reports and returns required to be filed by it up to and including the date hereof, has maintained all required records with respect to taxes and has duly paid all taxes and other charges shown as due thereon or claimed to be due from it by federal, state, local or foreign taxing authorities (including, without limita-tion, the property, income, franchise, license, sales, use, payroll, excise, transfer, employment and withholding taxes, as well as interest, penalties or additions attributable to or imposed with respect to such taxes); the reserves for taxes reflected in the Balance Sheet are adequate under GAAP; and there are no tax liens upon any property or assets of McDougal except liens for current taxes not yet due. Except to the extent shown in Section 2.17 of the Disclosure Schedule, no deficiencies have been proposed, asserted or assessed against McDougal in writing and no issue has been raised by any taxing authority in any examination which, by application of the same or similar principles, reasonably could be expected to result in a proposed deficiency for any other period not so examined. Further, except as set forth on Schedule 2.17 of the Disclosure Schedule, no state of facts exists or has existed which would give rise to any tax liability, other than liabilities which have been paid, have been accrued for on Balance Sheet or have arisen in the ordinary course of business since the date of the Balance Sheet. With respect to periods commencing after December 31, 1988, McDougal has not incurred any liability for taxes which is unpaid other than in the ordinary and regular course of business. Except to the extent set forth in Section 2.17 of the Disclosure Schedule, there are no outstanding agreements or waivers extending the statutory period of limitation applicable to any taxes or tax returns for any period. All income tax returns for McDougal in respect of all years not barred by the statute of limitations have heretofore been made available by McDougal to the Purchaser and such returns are true, correct and complete in all material respects, and all such returns are listed in Section 2.17 of the Disclosure Schedule. McDougal has not, with regard to any assets or property held, acquired or to be acquired by it, filed a consent to the application of Section 341(f)(2) of the Internal Revenue Code of 1986, as amended (the "Code").

          2.18  Contracts and Commitments.
                -------------------------

               (a) Section 2.18(a) of the Disclosure Schedule sets forth a complete and accurate list of all:

                       (i) royalty obligations relating to Works which have generated revenue within McDougal's last two fiscal years or which are reasonably anticipated to generate revenue in 1994 or 1995;

                       (ii) advances made with respect to or on account of the Works which remain outstanding and which have not been written off;

                       (iii) adoption agreements relating to the Works with state agencies, departments or administrations;

                       (iv) (A) editorial development agreements relating to the Works which have involved or are reasonably anticipated to involve commitments of over $75,000 and which have not been fully performed and
     (B) distribution agreements relating to the Works which are currently offered for sale by McDougal (to the extent the obligations under such agreements are not reflected on the lists provided pursuant to Section 2.18(a)(i) and (ii));

                       (v) credit agreements, notes, indentures, security agreements, pledges, guarantees of or agreements to acquire any such debt obligation of others or similar documents relating to indebtedness for borrowed money (including without limitation interest rate or currency swaps, hedges or straddles or similar transactions) to which McDougal is a party or by which any of its assets are bound, restricted or encumbered;

                       (vi) all employment, consulting, severance or termination agreements which require or may require McDougal to pay more than $75,000 in base salary in the case of employment contracts in any 12-month period;

                       (vii) all deeds, title documents, title reports or similar documents related to any real property owned by McDougal;

                       (viii) agreements by or among the Stockholders relating to or affecting the acquisition, disposition or voting of the Common Stock or other capital stock of McDougal (the "Stockholder Agreements"); and

                       (ix)  all textbook depository agreements.

                (b)  Except as set forth in Section 2.18(b) of the Disclosure
Schedule:

                       (i) McDougal does not have any contract which is material to its business, operations or prospects;

                       (ii) no purchase contract of McDougal continues for a period of more than 12 months or requires payment of more than $50,000 in any 12-month period;

                       (iii) McDougal has no outstanding contract with (A) officers, employees, agents, consultants, advisors, salespersons, distributors or dealers which is not cancelable by it on notice of not longer than 30 days or (B) sales representatives which is not cancelable by it on notice of not longer than 90 days, and, in the case of both (A) and (B) without liability, penalty or premium or that provides for the payment of any bonus or commission based on sales or earnings;

                       (iv) McDougal has no employment agreement, or any other agreement or Benefit Plan (as defined in Section 2.25) that contains any severance or termination pay liability or obligation;

                       (v) McDougal has no employee to whom it is paying base salary at the annual rate of more than $75,000 for services rendered;

                       (vi) McDougal is not restricted by any agreement from carrying on its business in any material respect anywhere in the world (other than by geographic or use restrictions contained in licenses relating to Intellectual Property);

                       (vii) McDougal does not have any outstanding loan to any person, other than travel advances to employees for travel and entertainment expenses in the ordinary course of business; and

                       (viii) McDougal does not have any power of attorney outstanding or any obligation or liability (whether absolute, accrued, contingent or otherwise), as surety, cosigner, endorser, comaker, indemnitor or otherwise in respect of the obligation of any person, corpo-ration, partnership, joint venture, association, organization or other entity.

          2.19  Customers and Suppliers.  Sections 2.19(a) and (b),
                -----------------------
respectively, of the Disclosure Schedule set forth (a) a list of the ten largest customers of McDougal in terms of sales during the fiscal year ended October 31, 1993, showing the approximate total sales by McDougal to each such customer during the fiscal year ended October 31, 1993; and (b) a list of the ten largest suppliers of goods and materials to McDougal in terms of purchases during the fiscal year ended October 31, 1993, showing the approximate total purchases by McDougal from each supplier during the fiscal year ended October 31, 1993. Except to the extent set forth in Section 2.19(c) of the Disclosure Schedule, there has not been any adverse change in the business relationship of McDougal with any customer or supplier named in Section 2.19(a) or 2.19(b) of the Disclosure Schedule since November 1, 1993 which could reasonably be expected to have in the aggregate a Material Adverse Effect.

          2.20  Returns.  The general returns policy of McDougal is as set forth
                -------
in the McDougal K-12 School Catalogue 1994.

          2.21  Insurance.  Section 2.21 of the Disclosure Schedule contains an
                ---------
accurate list and description by type of all material policies of fire, liability (including libel), workmen's compensation and other forms of insurance, including, but not limited to, all group insurance programs in effect for McDougal employees, owned or held by McDougal. All such policies are in full force and effect, all premiums with respect thereto covering all periods up to and including the date hereof have been paid, and no written notice of cancellation or termination has been received with respect to any such policy. To the best knowledge of the Stockholders and McDougal, (a) such policies are sufficient for compliance with all requirements of law and of all agreements to which McDougal is a party, (b) are valid, outstanding and enforceable policies, (c) provide insurance coverage for the assets and operations of McDougal which, in the judgement of the management of McDougal, is adequate in light of risks of McDougal's business as heretofore conducted, (d) will remain in full force and effect through the respective dates set forth in Section 2.21 of the Disclosure Schedule without the payment of additional premiums and (e) will not in any way be affected by, or terminate or lapse by reason of, the transactions contemplated by this Agreement. To the best knowledge of Mr. McDougal, the President and the Chief Financial Officer of McDougal, McDougal has not been refused any insurance with respect to its assets or operations, nor has its coverage been limited, by any insurance carrier to which it has applied for any such insurance or with which it has carried insurance.

          2.22  Labor Representation.  None of the employees of McDougal is
                --------------------
represented by a union in connection with his or her employment by McDougal.

          2.23  Compliance With Law.  Except as set forth in Section 2.23 of the
                -------------------
Disclosure Schedule, the operations of McDougal have been conducted in accordance with all applicable laws, regulations and other requirements of all national governmental authorities, and of all states, municipalities and other political subdivisions and agencies thereof, having jurisdiction over McDougal, the failure to comply with which could reasonably be expected to have in the aggregate a Material Adverse Effect.

          2.24  Environmental Matters.
                ---------------------

                (a) Except as set forth in Section 2.24(a) of the Disclosure Schedule, McDougal is in compliance with all applicable Environmental Laws (as de-fined below), with such exceptions as could not reasonably be expected to have in the aggregate a Material Adverse Effect, which compliance includes, but is not limited to, the possession by McDougal of all permits and other governmental authorizations required under applicable Environmental Laws, and compliance with the terms and conditions thereof. Except as set forth in Section 2.24(a) of the Disclosure Schedule, neither any of the Stockholders nor McDougal has received any communication (written or oral), whether from a governmental authority, citizens group, employee or otherwise, that alleges that McDougal is not in such compliance, and, to the best knowledge of the Stockholders and McDougal there are no circumstances that may prevent or interfere with such compliance in the future.

                (b) Except as set forth in Section 2.24(b) of the Disclosure Schedule, there is no Environmental Claim (as defined below) pending or, to the best knowledge of the Stockholders and McDougal, threatened against McDougal, or affecting any properties or assets of McDougal, or against any person or entity whose liability for any Environmental Claim McDougal has or may have retained or assumed either contractually or by operation of law.

                (c) Except as set forth in Section 2.24(c) of the Disclosure Schedule, with such exceptions as could not reasonably be expected to have in the aggregate a Material Adverse Effect, there are no past or present actions, activities, circumstances, conditions, events or incidents, including, without limitation, the release, emission, discharge, presence or disposal of any Material of Environmental Concern (as defined below), that could reasonably be expected to form the basis of any Environmental Claim against McDougal or affecting any properties or assets of McDougal, or against any person or entity whose liability for any Environmental Claim McDougal has or may have retained or assumed either contractually or by operation of law.

                (d) For the purposes of this Agreement, "Environmental Claim" means any claim, action, cause of action, investigation or notice (written or oral) by any person or entity alleging potential liability (including, without limitation, potential liability for investigatory costs, cleanup costs, governmental response costs, natu-ral resources damages, property damages, personal injuries, or penalties) arising out of, based on or resulting from (i) the presence, or release into the environment, of any Material of Environmental Concern at any location, whether or not owned or operated by McDougal or (ii) circumstances forming the basis of any violation, or alleged violation, of any Environmental Law.

                (e) For the purposes of this Agreement, "Environmental Laws" means all federal, state, local and foreign laws and regulations relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, ground water, land surface or subsurface strata), including, without limitation, laws and regulations relating to emissions, discharges, releases or threatened releases of Materials of Environmental Concern, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Materials of Environmental Concern.

                (f) For the purpose of this Agreement, "Materials of Environmental Concern" means chemicals, pollutants, contaminants, wastes, toxic substances, petroleum and petroleum products.

          2.25  Benefit Plans; Compliance with ERISA.
                ------------------------------------

                (a) Section 2.25(a) to the Disclosure Schedule sets forth a true and complete list of each material bonus, deferred compensation, incentive compensation, stock purchase, stock option, employment, severance or termination pay, hospitalization or other medical, life or other insurance, supplemental unemployment benefits, profit-sharing, pension or retirement plan, program, agreement or arrangement (other than those listed in Section 2.18(a) of the Disclosure Schedule), and each other "employee benefit plan" (within the meaning of Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder ("ERISA")), that is maintained or contributed to or was maintained or contributed to at any time by McDougal or by any of its subsidiaries or divisions, or by any trade or business, whether or not incorporated, which together with McDougal would be deemed a "single employer" within the meaning of Section 4001 of ERISA (an "ERISA Affiliate"), within the last six years, for the benefit of any employee, former employee, consultant, officer, or director of McDougal or any ERISA Affiliate (a "Benefit Plan"). Except as set forth in Section 5.8 hereof and in Section 2.25(a) of the Disclosure Schedule, McDougal has no commitment, whether formal or informal and whether legally binding or not, to create any additional Benefit Plan which could result in a material liability to McDougal.

                (b) Except as set forth on Section 2.25(b) of the Disclosure Schedule, no Benefit Plan is a "multiemployer plan," as such term is defined in Section (3)(37) of ERISA; no Benefit Plan is subject to Section 412 of the Code or Title IV of ERISA; each of the Benefit Plans is, and has always been, operated in all material respects in accordance with the requirements of all applicable laws, and all persons who participate in the operation of such Benefit Plans and all Benefit Plan "fiduciaries" (within the meaning of Section 3(21) of ERISA) have always acted substantially in accordance with the provisions of all applicable law (except with respect to fiduciary duties in connection with the authorization, execution and delivery of this Agreement and the consummation of the transactions contemplated hereby); each of the Benefit Plans intended to be "qualified" within the meaning of Section 401(a) of the Code has received a favorable determination letter from the Internal Revenue Service to the effect that it is so qualified and to the best knowledge of the Stockholders and McDougal no event or circumstance exists or has occurred that would adversely affect such qualification; no Benefit Plan has an accumulated or waived funding deficiency within the meaning of Section 412 of the Code; within the past six years no "reportable event," as such term is defined in
Section 4043(b) of ERISA, has occurred with respect to any Benefit Plan and not been waived; and no condition exists that presents a material risk to McDougal or any ERISA Affiliate of incurring a liability to or on account of a Benefit Plan pursuant to Title IV of ERISA.

                (c) Full payment has been made, or will be made in accordance with section 404(a)(6) of the Code, of all amounts which McDougal or any ERISA Affiliate is required to pay under the terms of each of the Benefit Plans as of the last day of the most recent plan year thereof ended prior to the date of this Agreement, and all such amounts properly accrued through the Closing

Date with respect to the current plan year thereof will be paid by McDougal on or prior to the Closing Date or will be properly reflected in accordance with GAAP on the financial statements of McDougal.

                (d) No Benefit Plan provides benefits, including, without limitation, death or medical benefits (whether or not insured), with respect to current or former employees of McDougal or any ERISA Affiliates for periods extending beyond their retirement or other termination of service for which McDougal is or could be liable (other than (i) coverage mandated by applicable law, (ii) death benefits or retirement benefits under any "employee pension plan," as that term is defined in Section 3(2) of ERISA, (iii) deferred compensation benefits accrued as liabilities on the books of McDougal or an ERISA Affiliate, (iv) benefits the full cost of which is borne by the current or former employee (or his beneficiary) for which McDougal is or could be liable), (v) severance or (vi) disability). No amounts payable under the Benefit Plans will fail to be deductible for federal income tax purposes by virtue of section 280G of the Code.

                (e) With respect to each Benefit Plan that is funded wholly or partially through an insurance policy, there will be no material liability of McDougal or an ERISA Affiliate, as of the Closing Date, under any such insurance policy or ancillary agreement with respect to such insurance policy in the nature of a retroactive rate adjustment, loss sharing arrangement or other actual or contingent liability arising wholly or partially out of events occurring prior to the Closing Date, for which McDougal is or could be liable.

                (f) Except as set forth on Schedule 2.25(f) of the Disclosure Schedule, there has been no prohibited transaction (within the meaning of Section 406 of ERISA or Section 4975 of the Code) with respect to any Benefit Plan; McDougal has not incurred any material liability for any excise tax arising under Section 4972 or 4980B of the Code and no fact or event exists that could reasonably give rise to any such liability with respect to the filing of reports with respect to any Benefit Plan; there are no pending, threatened or anticipated claims (other than routine claims for benefits) by, on behalf of or against any of the Benefit Plans, or any trusts related thereto or any trustee or administrator thereof, and no material litigation or administrative or other proceeding (including, without limitation, any litigation or proceeding under Title IV of ERISA) has occurred or, to the best knowledge of the Stockholders and McDougal, is threatened involving any Benefit Plan or any trusts related thereto or any trustee or administrator thereof.

                (g) Except as set forth in Section 2.25(g) of the Disclosure Schedule, the consummation of the transactions contemplated by this Agreement will not (i) entitle any current or former employee or officer of McDougal or any of its subsidiaries to severance pay, unemployment compensation or any other similar payment, except as expressly provided in this Agreement, (ii) accelerate the time of payment or vesting or increase the amount of compensation due any such employee or officer, (iii) result in any employment-related expenses or liabilities the full cost of which will not be paid by McDougal, or (iv) assuming that Purchaser's representation in Section 3.4 is true, result in any prohibited transaction described in Section 406 of ERISA or Section 4975 of the Code for which an exemption is not available.

                (h) No employee, officer or director of McDougal will be entitled to receive any compensation, remuneration or financial benefit of any kind resulting from this Agreement or the transactions contemplated hereby other than the purchase price of any Common Stock in which such person has a beneficial interest and the amounts payable to such person in respect of the termination of SAR's under McDougal's Stock Appreciation Rights Plan.

          2.26  Brokers and Finders.  None of the Stockholders, McDougal, its
                -------------------
officers, directors and employees has employed any broker or finder or incurred any liability for any investment banking, brokerage fees, commissions or finders' fees in connection with the transactions contemplated by this Agreement.

          2.27  Personnel.
                ---------

               (a) Section 2.27(a) of the Disclosure Schedule sets forth a true and complete list of:

                       (i) the names and current salaries of all directors and elected and appointed officers of McDougal, and the family relationships, if any, among such persons; and

                       (ii) the compensation rates for wage and salaried employees of McDougal.

                (b) Section 2.27(b) of the Disclosure Schedule sets forth a summary of McDougal's policy concerning pay raises for officers and other employees of McDougal.

          2.28  Insider Interests.  Except as set forth in Section 2.28 of the
                -----------------
Disclosure Schedule, no officer or director of McDougal has any material interest in any property, real or personal, tangible or intangible, including without limitation, Intellectual Property used in or pertaining to the business of McDougal.

          2.29  Subsidiaries.  McDougal does not presently own a majority
                ------------
equity interest or have a contractual right to control, directly or indirectly, any other corporation, partnership, business trust, association or other business entity.

          2.30  Disclosure.  To the best knowledge of the Stockholders and
                ----------
McDougal after reasonable inquiry under the circumstances, no representation or warranty made by McDougal or any of the Stockholders in this Agreement and no statement contained in any document (including, without limitation, Financial Statements and the Disclosure Schedule) or certificate furnished or to be furnished by McDougal or the Stockholders to the Purchaser or any of its representatives pursuant to the provisions hereof or in connection with the transactions contemplated hereby, contains or will contain any untrue statement of material fact or omits or will omit to state any material fact necessary, in light of the circumstances under which it was made, in order to make such representation, warranty, statement or certificate not misleading in any material respect.

                                 ARTICLE III

                 REPRESENTATIONS AND WARRANTIES OF PURCHASER

          Purchaser hereby represents to the Stockholders as follows:

          3.1  Corporate Organization.  Purchaser is a corporation duly
               ----------------------
organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

          3.2  Authorization.  Purchaser has the requisite corporate power and
               -------------
authority to enter into this Agreement and the Additional Documents and to consummate the transactions contemplated hereby and thereby. The execution, delivery and performance of this Agreement and the Additional Documents and the consummation of the transactions contemplated hereby and thereby have been duly authorized by the Board of Directors of Purchaser, and no other corporate proceedings on the part of Purchaser or its stockholders are necessary to authorize the execution, delivery and performance of this Agreement and the Additional Documents and the consummation of the transactions contemplated hereby and thereby. This Agreement and the Additional Documents have been duly executed and delivered and constitute the valid and binding obligations of Purchaser, enforceable against Purchaser in accordance with their respective terms.

          3.3  Noncontravention; Consents; Filings.  Except for any required
               -----------------------------------
filings under the HSR Act, the execution, delivery and performance of this Agreement and the Additional Documents by Purchaser and the consummation by Purchaser of the transactions contemplated hereby or thereby and compliance by Purchaser with any of the provisions hereof or thereof does not and will not (a) conflict with or violate any provision of the Articles of Organization or By-Laws of Purchaser, (b) require any filing with, or permit, authorization, consent or approval of, any Governmental Entity or (c) conflict with or violate any order, writ, injunction, decree, statute, rule or regulation applicable to, binding upon or enforceable against Purchaser or any of its properties or assets, except, in the case of clause (c), for such conflicts or violations which would not materially impair the ability of Purchaser to consummate the transactions contemplated hereby and thereby.

          3.4  Disqualified Persons.  Purchaser is neither a "disqualified
               --------------------
person" (within the meaning of Section 4975 of the Code) nor a "party in interest" (within the meaning of Section 3(14) of ERISA) with respect to the Plan (as defined in Section 5.10(a)).

                                   ARTICLE IV

                     CERTAIN COVENANTS PENDING THE CLOSING

          4.1  Interim Conduct of Business.
               ---------------------------

               (a) From the date hereof through the Closing, McDougal shall, and the Stockholders shall use their best efforts to cause McDougal to, operate as a going concern in the ordinary course of its business, consistent with past practice in all material respects, and McDougal shall, and the Stockholders shall use their best efforts to cause McDougal to, use all reasonable efforts to preserve in all material respects its business organization intact and maintain in all material respects its existing relations with its customers, suppliers and others having business dealings with it. The Stockholders and McDougal shall not, and the Stockholders shall use their best efforts to cause McDougal not to, take any action which would make any representation or warranty of the Stockholders or McDougal contained in this Agreement to be or become untrue, incorrect or misleading in any material respect as of the date when made or as of the Closing Date.

                (b) Without limiting the generality of the foregoing, except as otherwise specifically agreed in writing by Purchaser, from and after the date hereof to and including the Closing Date, the Stockholders and McDougal covenant and agree that McDougal will not, and that the Stockholders will cause McDougal not to:

                       (i) make expenditures for capital equipment which are more than $50,000 individually or $100,000 in the aggregate;

                       (ii) take or omit to take any action where such action or omission would cause a violation or breach of, or a default (or any event which with the giving of notice or the passage of time or both would constitute such a violation, breach or default or give rise to any right of termination, amendment, renegotiation, cancellation or acceleration) under, any contract or commitment to which McDougal is a party, where such violations, breaches or defaults (including such other events) could reasonably be expected in the aggregate to have a Material Adverse Effect;

                       (iii) increase the wages, salary, commission rates or other benefits payable to or receivable by any director, officer or employee of McDougal, other than for regularly scheduled increases or increases and adjustments in connection with promotions in the ordinary course of business and consistent with past practice;

                       (iv) enter into or amend any existing contract for the employment of any person by McDougal, or increase the compensation or benefits of any employee of McDougal whose annual compensation exceeds $75,000 (except regularly scheduled increases consistent with past practice in all material respects);

                       (v) add any persons as participants in any Benefit Plan or increase the benefits of any participant in any Benefit Plan (except for persons who become participants in the ordinary course and increases in the ordinary course under the terms of such Benefit Plan as it currently exists or to comply with any applicable law or regulation);

                       (vi) enter into any or amend any agreement, contract or commitment, where such agreements, contracts, commitments or amendments are material in the aggregate to McDougal, other than in the ordinary course of business and consistent with past practice;

                       (vii) employ or otherwise engage any person, other than any person em-ployed in a sales, marketing or editorial function and whose proposed annual base compensation is less than $75,000 and excluding temporary hires;

                       (viii) enter into, modify, make, renew, extend or otherwise alter any lease, license, credit agreement, note or other similar agreement (including without limitation any interest rate or currency swap, hedge, collar or straddle or similar transaction) or instrument to which McDougal is a party or incur or otherwise become liable with respect to any indebtedness, other than trade payables incurred in the ordinary course of business and consistent with past practice in all material respects;

                       (ix) enter into any contract or agreement with respect to the acquisition of assets (real, personal or mixed, tangible or intangible, including, without limitation, capital stock or other equity interests in, or evidences of the indebtedness of, any other corporation, partnership or entity) which are material to McDougal, other than acquisitions of inventory, equipment and production materials in the ordinary course of business and consistent with past practice in all material respects;

                       (x) sell or dispose of any property or assets other than inventory in the ordinary course of business and sales on commercially reasonable terms of assets having an aggregate market value of less than $100,000;

                       (xi) fail to maintain all property of McDougal in customary repair, order and condition consistent with McDougal's current maintenance policies in all material respects, reasonable wear and tear excepted;

                       (xii) discontinue or permit to lapse any policies of insurance described in Section 2.21 in full force and effect nor take any action that would cause any such policy to terminate or be terminable prior to the expiration of its stated term, with such exceptions as would not reasonably be expected to have a Material Adverse Effect;

                       (xiii) except as required by applicable law, make or change any material Tax election of McDougal, change any annual Tax accounting period of McDougal, adopt or change any Tax accounting method of McDougal, file any Return relating to McDougal in a manner that is materially inconsistent with past practice, file any amended Return relating to McDougal, enter into any closing agreement relating to material Taxes of McDougal, settle any material Taxing Authority Claim (as defined in Section 8.3(c)) or assessment relating to McDougal, surrender any right to claim a refund of Taxes relating to McDougal, consent to any extensions or waivers of the limitations period applicable to any Taxing Authority Claim or assessment relating to McDougal, or enter into a Tax sharing agreement or similar arrangement with respect to McDougal.

                       (xiv) except as set forth in Section 4.1 of the Disclosure Schedule, purchase, redeem or otherwise acquire, directly or indirectly, any of McDougal's capital stock or give notice of any intention to exercise any right to repurchase or otherwise acquire any of McDougal's capital stock, SAR's or other debt or equity securities (including without limitation any such purchase, redemption, acquisition or notice in accordance with the terms of McDougal's Certificate of Incorporation or By-Laws or any Stockholder Agreement);

                       (xv) issue or sell, or issue any rights to purchase or subscribe for, or subdivide or otherwise change, any shares of McDougal's capital stock, SAR's or similar rights;

                       (xvi) declare or pay any dividends on or make other distributions (whether in cash, stock or property or any combination thereof), directly or indirectly, in respect of McDougal's capital stock;

                       (xvii) amend McDougal's Certificate of Incorporation or By-Laws; or

                       (xviii) take any corporate or other action in furtherance of any of the foregoing.

          4.2  Access to Information.
               ---------------------

               (a) From the date hereof through the Closing Date, McDougal shall, and the Stockholders shall use their best efforts to cause McDougal to,
(i) afford to Purchaser and its representatives such access during normal business hours to the premises, properties, books, contracts and records of McDougal and (ii) furnish promptly to Purchaser and its representatives such additional financial and operating data and other information concerning the business, properties and personnel of McDougal as Purchaser may from time to time reasonably request.

               (b) Purchaser's investigation of McDougal may include, at its option and cost, an assessment performed prior to the Closing Date of (i) the presence of any materials of environmental concern at or on McDougal's facilities, (ii) McDougal's compliance with the environmental laws or (iii) any potential liability of McDougal arising under the environmental laws or relating to any materials of environmental concern (the "Environmental Assessment"). To facilitate the conduct of the Environmental Assessment, the Stockholders and McDougal agree to provide the Purchaser with complete access to McDougal owned or leased properties and facilities (with the consent of the lessor of any leased properties and facilities), to allow upon reasonable notice sampling or testing at reasonable times and in a reasonable manner, to the extent that an environmental engineer employed by Purchaser reasonably concludes, based upon an inspection of McDougal's facilities and review of the relevant reports and other information, including the lack thereof, available to such engineer, that sampling or testing is advisable, to provide copies of all documents relevant to the Environmental Assessment and to ensure the cooperation of McDougal's management and em-ployees in Purchaser's conduct of the Environmental Assessment. The Stockholders and McDougal shall be entitled to receive copies of any reports concerning the results of the Environmental Assessment, and Purchaser shall use reasonable efforts to require inclusion in any such report of a statement expressly permitting McDougal to make unrestricted use of such report and all information contained therein (unless Purchaser is required to pay an additional amount for the inclusion of such statement), in which case Purchaser will give the Stockholders the option to pay such additional amount.

               (c) No investigation by, or furnishing of information to, Purchaser shall affect the right of Purchaser to rely on the representations, warranties, covenants and agreements of the Stockholders set forth herein. Unless otherwise required by law, Purchaser will hold any such information which is nonpublic in confidence until the earlier of such time as such information otherwise becomes publicly available through no wrongful act of Purchaser or the Closing Date, and in the event of termination of this Agreement for any reason, Purchaser shall promptly return all nonpublic documents obtained in connection with the transactions contemplated hereby without retaining any copy thereof.

          4.3  No Solicitation or Sale of Common Stock.  The Stockholders and
               ---------------------------------------
McDougal will not, nor will the Stockholders authorize or permit McDougal or any of its directors, officers, employees or representatives to, at any time prior to the Closing, directly or indirectly, either solicit inquiries or proposals concerning any acquisition of all or substantially all of the assets or any shares of the capital stock or other securities of McDougal or any other business combination involving McDougal or furnish or cause to be furnished any information concerning the business, properties or assets of McDougal to any person or entity in connection with any such inquiry or proposal. None of the Stockholders or their respective successors and assigns will, at any time prior to the Closing, other than by operation of law, encumber, sell, transfer or otherwise dispose of any of the shares of Common Stock to McDougal (including without limitation pursuant to the terms of any of the Stockholder Agreements) or to any other person or entity, other than pursuant to the terms of this Agreement.

          4.4  Repayment of Indebtedness; Satisfaction of SAR Liabilities.
               ----------------------------------------------------------
Prior to or simultaneously with the Closing, McDougal shall take such action so as to cause, (a) all outstanding indebtedness (including all guarantees of indebtedness of others) of McDougal for borrowed money, other than trade payables incurred in the ordinary course of business and consistent with past practice, to have been repaid, retired or otherwise cancelled and to no longer be outstanding and McDougal to have no further liability or obligation in respect of or relating to the repayment, retirement or cancellation of such indebtedness, (b) all obligations of McDougal under any currency or interest rate swap, hedge, collar or straddle or similar transaction to be terminated and McDougal to have no further liability or obligation in respect of or relating to such termination and (c) all amounts due or becoming due to holders of SAR's upon the Closing as a result of the transactions contemplated by this Agreement to have been paid, satisfied or otherwise extinguished, and from and after the Closing, McDougal to have no obligation or liability with respect thereto.

          4.5  Board of Directors.  Immediately prior to the Closing, each
               ------------------
member of the Board of Directors of McDougal so requested by the Purchaser shall have delivered to the Purchaser a written resignation from such Board of Directors effective as of the Closing Date.


                                   ARTICLE V

                             ADDITIONAL AGREEMENTS

          5.1  Consents and Approvals.  Each of Purchaser, the Stockholders and
               ----------------------
McDougal shall, and the Stockholders shall cause McDougal to, (a) take all reasonable actions necessary to comply promptly with all legal and regulatory requirements which may be imposed on any of them with respect to the transactions contemplated by this Agreement (which actions shall include, without limitation, furnishing all information required under the HSR Act and in connection with approvals of or filings with any other Governmental Entity) and will promptly cooperate with and furnish information to each other in connection with any such requirements imposed on any of them in connection with the transactions contemplated hereby and (b) take all reasonable actions necessary to obtain (and shall cooperate with each other in obtaining) any consent, authorization, order or approval of, or any exemption by, any Governmental Entity or other public or private third party, required to be obtained by Purchaser, the Stockholders or McDougal in connection with the transactions contemplated hereby.

          5.2  Further Assurances.  Subject to the terms and conditions of this
               ------------------
Agreement, Purchaser, the Stockholders and McDougal shall, and the Stockholders shall use their best efforts to cause McDougal to, use all reasonable efforts to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement. From time to time after the Closing, and at the request of any party hereto and without further consideration, any other party shall execute and deliver to the requesting party such documents, which shall contain reasonable representations and warranties regarding the authority of such persons to execute, deliver and perform such documents and the enforceability thereof, and take such other action (but without incurring any material financial obligation) as the requesting party may reasonably request in order to consummate more effectively the transactions contemplated hereby.

          5.3  Sales and Transfer Taxes.  All sales and transfer taxes
               ------------------------
(including without limitation all stock transfer taxes, if any) incurred in connection with the transactions contemplated hereby will be borne by the Stockholders.

          5.4  Noncompetition.
               --------------

              (a)  Mr. McDougal (the "Individual Stockholder") acknowledges that
(i) the business in which McDougal is engaged is intensely competitive and that his employment by McDougal has required and continues to require that he has had and continues to have access to and knowledge of confidential information of McDougal, including, but not limited to, certain confidential plans of McDougal for the creation, acquisition or disposition of products, expansion plans, product development plans, product pricing information, financial status and plans, customer information, personnel information and trade secrets, which are of vital importance to the success of

McDougal's business and not generally known in the educational publishing industry (the "Confidential Information"); (ii) the direct or indirect disclosure of any Confidential Information to existing or potential competitors of McDougal would place McDougal at a competitive disadvantage and would tend to have a Material Adverse Effect; and (iii) by his training, experience and exper-tise, their services to McDougal are special and unique.

               (b) Accordingly, the Individual Stockholder hereby covenants and agrees that he shall not for a period of two years from the date hereof engage, directly or indirectly, through a corporation or subsidiary, individually or in partnership or in conjunction with any other person or persons, firm or corporation, as principal, agent, stockholder (except by ownership of shares constituting less than 1% of the capital stock of a corporation registered under the Securities Exchange Act of 1934, as amended), employee or in any manner whatsoever as the foregoing may be applicable, in competition with the business of McDougal as conducted on the date hereof, with such exceptions regarding activities for nonprofit organizations as may be mutually agreed between the Individual Stockholder and Purchaser, Purchaser's agreement not to be unreasonably withheld.

               (c) For a period of two years from the date hereof, the Individual Stockholder will not, except in connection with the performance of the Individual Stockholder's employment or in furtherance of the business of McDougal, or as a director of Purchaser communicate, divulge or disclose to any other person not a director, officer, employee or affiliate of, or not engaged to render services to or for, McDougal or use for his own benefit or purposes to the detriment of McDougal or Purchaser any Confidential Information of or relating to McDougal.

               (d) For a period of two years from the date hereof, the Individual Stockholder agrees not to solicit any customer of McDougal which was a customer of McDougal during the Individual Stockholder's employment or any prospective customer with respect to whom or which a bid, proposal, or sales offer or substantial preparation with a view to making a bid, proposal or offer was made during the six months preceding the date of termination of the Individual Stockholder's employment with

McDougal, other than solicitations for products and services which do not compete with products or services sold by McDougal or Purchaser. The Individual Stockholder further agrees that he will not, for a period of two years from the date hereof, directly or indirectly, induce or solicit any employee of McDougal to leave the employ of McDougal.

               (e) The geographic region of the covenant not to compete set forth in Section 5.4(b) above shall extend throughout the United States.

               (f) The Individual Stockholder, McDougal and Purchaser agree that due to the uniqueness of each Individual Stockholder's skills and abilities and the uniqueness and confidential nature of the information the Individual Stockholder possesses, the covenants set forth in this Section 5.4 are reasonable and necessary for the protection of the business and goodwill of McDougal. The Individual Stockholder also acknowledges that any violation of the covenants contained herein will cause immeasurable and irreparable damage to McDougal and Purchaser.

          5.5  Board Representation.  Purchaser covenants and agrees, as soon as
               --------------------
practicable following the Closing, to use all reasonable efforts to cause Mr. McDougal to be nominated and elected to the Board of Directors of Purchaser.

          5.6  Future Operations.  It is the Purchaser's present intent that the
               -----------------
business and operations of McDougal, including editorial, sales and marketing functions, shall remain in the greater Chicago area and that the McDougal name will become part of the imprint of Purchaser for publications for secondary schools, consistent with and subject to the future operational and competitive needs of Purchaser.

          5.7  Medical Benefits.  Purchaser shall reimburse the Individual
               ----------------
Stockholder for the amount paid by him to purchase health insurance for himself and his present spouse for the remainder of the Individual Stockholder's life or the life of such spouse, whichever is longer, providing benefits equal to those provided under the medical benefits plan available to senior executives of Purchaser, to the extent such amount exceeds the costs that would have been incurred by Pur-chaser if it had permitted the Individual Stockholder and such spouse to participate in the medical benefits plan available to senior executives of Purchaser.

          5.8  Severance Policy.  It is the intention of Purchaser that, from
               ----------------
and after the Closing until December 31, 1994, employees of McDougal as of the Closing Date who are terminated (other than for cause or nonperformance) will receive severance or termination benefits which are substantially the same as those provided to former employees of Purchaser who were terminated in connection with the restructuring of Purchaser's School Division in 1993.

          5.9  Offer to Other Stockholders.  Mr. McDougal shall use his
               ---------------------------
reasonable efforts to cause each stockholder of McDougal who is not a party hereto to sell, and Purchaser covenants and agrees that, on or prior to the Closing, it will offer to purchase, all the capital stock of McDougal beneficially owned by such stockholder to Purchaser upon the same economic terms as those provided herein.

          5.10  Employee Savings and Stock Ownership Plan Matters.  In
                -------------------------------------------------
connection with the transactions contemplated by this Agreement, the parties noted below agree to take (or cause to be taken) the following actions with respect to the McDougal Employee Savings and Stock Ownership Plan (the "Plan"; all capitalized terms used in this Section 5.10 and not defined in this Agreement shall have the meanings ascribed to them in the Plan):

               (a) Before the Closing, McDougal shall contribute to the Plan in accordance with Section 4(c) of the Plan in cash a Matching Contribution for each Participant for the portion of the Plan Year beginning May 1, 1993 that occurs before the Closing Date in an amount equal to 50% (and no greater percentage) of the Elective Contribution made on the Participant's behalf during such portion of the Plan Year (to the extent such Elective Contributions do not exceed 6% of the Participant's Compensation). McDougal shall notify the Trustee that such Matching Contributions shall be used to make payments with respect to the Acquisition Loan, in accordance with Section 5(c) of the Plan, and such payments shall be made effective immediately before the Closing.

               (b) McDougal and Cole Taylor Bank, as the Independent Plan Trustee of the Plan (the "Independent Plan Trustee") shall take (or cause to be taken) such actions as are necessary or appropriate (1) to amend the Plan (and, to the extent necessary, the McDougal, Littell & Company Employee Savings and Stock Ownership Trust Agreement), effective immediately prior to the Closing, to provide that (i) any distributions of a Participant's Capital Accumulation under the employee stock ownership plan portion of the Plan (in this Section 5.10, the "ESOP") upon termination of the ESOP (including, without limitation, a termination in connection with the sale of the McDougal common stock) may, at the election of the Participant (or beneficiary), be made in shares of common stock of Purchaser to be acquired by the Independent Plan Trustee of the Plan on the open market, (ii) upon termination of the ESOP, all outstanding indebtedness of the ESOP attributable to Financed Shares then held in the Loan Suspense Account shall be immediately repaid by the Independent Plan Trustee with the proceeds from the sale of such Financed Shares, with any excess proceeds being allocated to the accounts of Participants in proportion to their relative Compensation for the then-current Plan Year, and (iii) in connection with any such termination of the ESOP, to the extent permitted by law, to provide each Participant with the opportunity to receive a complete distribution of his or her account balance (net of applicable withholding) as soon as practicable and, at the Participant's election, to transfer such account balance to Purchaser's Employees' Savings and Thrift Plan, in accordance with the terms of such plan, or to an individual retirement account, and (2) effective as of the Closing, to terminate the ESOP. Wherever this Section 5.10(b) refers to the "Independent Plan Trustee", if at any relevant time the Independent Plan Trustee shall no longer be serving as Trustee of the Plan, the term "Independent Plan Trustee" shall be deemed to refer to the then-acting Trustee of the Plan.

               (c) Upon the Closing, the Independent Plan Trustee shall immediately use that portion of the sums set forth on Exhibit A hereto which is attributable to Financed Shares then held in the Loan Suspense Account to repay (or upon the request of Purchaser shall make appropriate arrangements for the immediate use of such portion for the repayment of) the principal amount of and accrued interest on all outstanding indebtedness of the ESOP with respect to such Financed Shares.

          5.11  Performance Bonds.  Purchaser will use its reasonable best
                -----------------
efforts to cause Mr. McDougal to be relieved from any personal liability to Midwest Indemnity Corp. in respect of state adoption performance bonds out-standing on the date hereof in an amount not in excess of $49,000, which reasonable best efforts shall include, without limitation, offering to substitute Purchaser for Mr. McDougal as the obligor thereunder.

                                   ARTICLE VI

                CONDITIONS PRECEDENT TO PURCHASER'S OBLIGATIONS

          All obligations of Purchaser to consummate the transactions contemplated by this Agreement are subject to the satisfaction or waiver, at or prior to the Closing, of the following conditions:

          6.1  Performance of Obligations; Representations and Warranties.
               -----------------------------------------------------------

               (a) Each and every Stockholder and McDougal shall have performed and observed all obligations and covenants contained herein to be performed or observed by such Stockholder or McDougal at or prior to the Closing; provided, however, that this condition shall be satisfied as
         --------  -------
to covenants contained in Sections 4.2, 5.1 and 5.2 by performance and observance in all material respects.

               (b) The representations and warranties of the Stockholders and McDougal contained in the first and last sentences of Section 2.1, and in Sections 2.2, 2.3, 2.4 and 2.5 hereof shall have been on the date hereof and shall be as of the Closing Date, as if made on and as of the date hereof and thereof, true and accurate.

               (c) All representations and warranties of the Stockholders and McDougal other than those described in Section 6.1(b) hereof shall have been on the date hereof and shall be as of the Closing Date, as if made on and as of the date hereof and thereof, true and accurate, except for such breaches or inaccuracies as shall not in the aggregate have had a Material Adverse Effect, and could not reasonably be expected to have a Material Adverse Effect, it being understood and agreed that in determining whether inaccuracies or breaches of representations and warranties shall in the aggregate have had a Material Adverse Effect or could reasonably be expected to have a Material Adverse Effect, no consideration shall be given to any materiality, Material Adverse Effect or monetary qualification, exception or limitation in any such individual representation or warranty.

               (d) Purchaser shall have received a certificate executed by each of the Stockholders and the President of McDougal with respect to the satisfaction of the conditions set forth in Sections 6.1(a) and (b) hereof and from Mr. McDougal, and the President and the Chief Financial Officer of McDougal with respect to the condition set forth in Section 6.1 (c) hereof.

          6.2  No Injunction.  There shall be no effective temporary
               -------------
restraining order, preliminary or permanent injunction or other order issued by any Governmental Entity which would prevent the consummation of the trans-actions contemplated by this Agreement or materially diminish the value of McDougal.

          6.3  Regulatory Approvals.  All authorizations, approvals, consents
               --------------------
and waivers of any Governmental Entities required to consummate the transactions contemplated by this Agreement shall have been obtained and shall not be terminated, suspended or withdrawn as of the Closing Date. Any applicable waiting periods under the HSR Act with respect to the transactions contemplated by this Agreement shall have expired or been terminated.

          6.4  Trusts.
               ------

               (a) Purchaser shall have received an opinion of counsel reasonably satisfactory to Purchaser for those Stockholders which are not natural persons other than the Plan (the "Trusts"), in form and substance reasonably satisfactory to Purchaser, to the effect that each of this Agreement and the Additional Documents to be delivered by each of the Trusts has been duly authorized, executed and delivered by, and constitutes the valid, binding and enforceable obligation of, each of such Trusts.

               (b) Purchaser shall have received written assurances of Mr. McDougal reasonably satisfactory to Purchaser that Escrow Amounts distributable for the account of the Trusts, when distributed pursuant to
Section 3 of the Escrow Agreement, shall be delivered to a separate escrow account or accounts, for which the Trustees of the Trusts shall serve as escrow agents, with investment authority over the assets of such separate escrow account or accounts, to be held in such separate escrow account or accounts until November 23, 1997, and that the amounts held in such escrow account or accounts shall be available to satisfy the indemnification obligations of the Trusts hereunder.

          6.5  Tax Certification.  Purchaser shall have received a certificate
               -----------------
from each Stockholder to the effect that such Stockholder is not a "foreign person" as defined in Section 1445 of the Code.

                                  ARTICLE VII

             CONDITIONS PRECEDENT TO THE STOCKHOLDERS' OBLIGATIONS

          All obligations of each of the Stockholders to consummate the transactions contemplated by this Agreement are subject to the satisfaction or waiver at or prior to the Closing of the following conditions:

          7.1  Performance of Obligations; Representations and Warranties.
               -----------------------------------------------------------
Purchaser shall have performed and observed (a) the covenant set forth in
Section 5.9 and(b) in all material respects all other obligations and covenants contained herein to be performed or observed by Purchaser at or prior to the Closing and the representations and warranties of Purchaser contained herein shall have been on the date hereof and shall be as of the Closing Date, as if made on and as of the date hereof and thereof, true and accurate in all material respects, and the Stockholders shall have received a certificate executed by a duly authorized officer of Purchaser to that effect.

          7.2  No Injunction.  There shall be no effective temporary
               -------------
restraining order, preliminary or permanent injunction or order issued by an Governmental Entity which would prevent the consummation of the transactions contemplated by this Agreement by such Stockholder.

          7.3  Regulatory Approvals.  All authorizations, approvals, consents
               --------------------
and waivers of any Governmental Entities required to permit such Stockholder to consummate the transactions contemplated by this Agreement shall have been obtained and shall not be terminated, suspended or withdrawn as of the Closing Date. All applicable waiting periods under the HSR Act with respect to the transactions contemplated hereby shall have expired or been terminated.

                                  ARTICLE VIII

                          SURVIVAL AND INDEMNIFICATION

          8.1  Survival.
               --------

               (a) All representations, warranties, covenants and agreements contained in Sections 2.2, 2.3 (other than the third sentence thereof), 2.4 and 2.5(a), (b), (c) and (d) of this Agreement shall survive until the expiration of the applicable statute of limitations.

               (b)  The representations and warranties set forth in Sections
2.25 of this Agreement shall survive the Closing for two years.

               (c) All other representations and warranties set forth in this Agreement shall not survive the Closing.

          8.2  Indemnification.
               ---------------

               (a) After the Closing, each of the Stockholders, severally and not jointly, agrees to indemnify and hold harmless Purchaser and its subsidiaries and affiliates and their respective officers, directors, employees and agents, and, from and after the Closing, McDougal (collectively, "Purchaser's Indemnified Persons"), against and in respect of any payments, demands, claims, suits, judgments, liabilities, losses, costs, damages or expenses (including, without limitation, reasonable expenses of investigating and reasonable attorneys' or consultants' fees) ("Damages") incurred or sustained by any of them as a result of any breach by the Stockholders or McDougal of the surviving representations and warranties contained herein.

               (b) No party shall be entitled to make any claim for indemnification under Section 8.2(a) hereof on account of any representation, warranty, covenant or agreement after the date on which the same ceases to survive pursuant to Section 8.1 hereof; provided, however, that if prior to
                                        --------  -------
such date the Indemnifying Party (as hereinafter defined) shall have received written notification of a claim for indemnity from an Indemnified Party (as hereinafter defined), which notice shall specify in reasonable detail the facts and circumstances which form the basis for such claim such claim, if diligently pursued, shall continue as a basis for indemnity until it is finally resolved. Purchaser's Indemnified Persons shall not make any claim for indemnification under this Section 8.2, other than with respect to breaches of representations and warranties described in Section 6.1(b), or under Section
8.3 unless the total amount of Damages sustained by Purchaser's Indemnified Persons in the aggregate shall equal $500,000, including the amount of such claim, and Purchaser's Indemnified Persons shall be entitled to be indemnified only with respect to the excess of all Damages sustained by Purchaser's Indemnified Persons over $500,000. The indemnification obligation of the Plan is not an obligation of the trustee of the Plan and the assets of the trustee of the Plan shall not be available to satisfy such obligation.

               (c) Each of the Stockholders shall indemnify and hold harmless Purchaser's Indemnified Persons from and against such Stockholder's Applicable Percentage (as defined in the Escrow Agreement) of any Damage sustained by any of them arising from or relating to any claim, suit, arbitration or other proceeding commenced within two years following the Closing Date by or on behalf of any present or former employee of McDougal or participant in any Benefit Plan in connection with the transactions contemplated by this Agreement, including any claim or allegation arising from any purchase of shares of Common Stock by McDougal on or prior to the Closing but excluding claims based upon the purchase of shares of Common Stock from the ESOP pursuant to this Agreement.
Mr. McDougal, and no other stockholder, shall indemnify and hold harmless Purchaser's Indemnified Persons in respect of 50% of the amount of any Damage arising out of a claim that the authorization, execution and delivery of this Agreement constituted a breach of fiduciary duty of the ESOP Trustee as a result of the purchase price paid by Purchaser for shares of Common Stock pursuant to this Agreement; provided, however, that the indemnification obligation of Mr.
           --------  -------
McDougal in respect of such Damages shall not exceed $1,500,000.

               (d) Each of the Stockholders shall indemnify and hold harmless Purchaser's Indemnified Persons from and against such Stockholder's Applicable Percentage of all Damages incurred or sustained by any of them arising out of or based upon any claim that the use by McDougal of any copyrighted material infringes the rights of the holder of the copyright (an "Intellectual Property Claim"). The obligation of each Stockholder to indemnify and hold harmless Purchaser and McDougal pursuant to this Section 8.2(d) shall be limited as follows:

               (i) the Stockholders shall not be obligated to indemnify and hold harmless Purchaser's Indemnified Persons from and against Damages with respect to an Intellectual Property Claim that is based upon the use of any material in any revised Work revised after the Closing Date;

          (ii) the Stockholders shall not be obligated to indemnify and hold harmless Purchaser's Indemnified Persons from and against Damages with respect to an Intellectual Property Claim that is based upon Work which (x) was not being actively offered for sale by McDougal on the date hereof or on the Closing Date or (y) McDougal may be obligated pursuant to an unexpired adoption con-tract to sell or deliver; and

          (iii) the Stockholders shall not be obligated to indemnify and hold harmless Purchaser and McDougal for Damages with respect to an Intellectual Property Claim that is asserted on or after the second anniversary of the Closing Date.

Solely for purposes of this Section 8.2(d), the term "Damages" shall not include the commercially reasonably cost of procuring a license or assignment of rights which is sufficiently broad to permit the continued use of the copyrighted material in a manner consistent with the use made by McDougal of the material which is the subject of such license or assignment on or prior to the Closing Date, it being understood that Purchaser will attempt in good faith to acquire a license or assignment of such rights on commercially reasonable terms.

               (e) Each of the Stockholders shall indemnify and hold harmless Purchaser's Indemnified Persons from and against such Stockholder's Applicable Percentage of all Damages sustained by any of them as a result of any knowing or intentional misstatement of any representation or warranty contained in this Agreement to the extent that Purchaser shall prove by a preponderance of the evidence that a Stockholder had actual knowledge of such misstatement, it being understood and agreed that no implication shall be drawn as to such knowledge from the status of any Stockholder as an officer of McDougal or, in the case of Mr. McDougal, a principal stockholder of McDougal.

               (f) The total liability of any Stockholder under this Section 8.2, other than for breaches of representations and warranties described in
Section 6.1(b), and under Section 8.3 shall not exceed the amount of the Escrow Amount (as defined in the Escrow Agreement) initially allocable to such Stockholder. From and after the Closing Date, the Stockholders shall have no right to any contribution or indemnity from McDougal in respect of any breach of the representations, warranties, covenants or other obligations of the Stockholders or McDougal contained in this Agreement.

               (g) An indemnified party under this Section 8.2 or any successor thereto (the "Indemnified Party") shall give prompt written notice to an indemnifying party (the "Indemnifying Party") of any Damages in respect of which such Indemnifying Party has a duty to provide indemnity to such Indemnified Party under this Section 8.2, except that any delay or failure so to notify the Indemnifying Party shall relieve the Indemnifying Party of its obligations hereunder only to the extent the Indemnifying Party is prejudiced by reason of such delay or failure.

               (h) If a third party asserts a claim against any party for Damages (a "Third Party Claim"), the Indemnifying Party shall assume the defense thereof, including without limitation the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all expenses. The Indemnified Party shall have the right to employ separate counsel in such Third Party Claim and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the Indemnified Party unless there are actual or potential conflicts of interest between the Indemnified Party and the Indemnifying Party or if there are defenses available to the Indemnified Party which are not available to the Indemnifying Party, in which case the fees and expenses of such counsel shall be paid by the Indemnifying Party; provided,
                                                                  --------
however, that the Indemnifying Party shall be responsible for the fees and
- -------
expenses of only one such counsel in respect of a Third Party Claim for all Indemnified Parties. In the event that the Indemnifying Party fails to assume the defense thereof within a reasonable time under the circumstances after notice of any Third Party Claim, the Indemnified Party shall have the right to undertake the defense, compromise or settlement of such Third Party Claim for the account of the Indemnifying Party, subject to the right of the Indemnifying Party to assume the defense of such Third Party Claim with counsel reasonably satisfactory to the Indemnified Party at any time prior to the settlement, compromise or final determination thereof. Anything in this Section 8.2(f) to the contrary notwithstanding, the Indemnifying Party shall not, without the Indemnified Party's prior written consent, such consent not to be unreasonably withheld, settle or compromise any Third Party Claim or consent to the entry of any judgment with respect to any Third Party Claim except that, the Indem-nifying Party may, without the Indemnified Party's prior written consent, settle or compromise any such Third Party Claim or consent to entry of any judgment with respect to any Third Party Claim which requires solely that money damages be paid by the Indemnifying Party and which includes as an unconditional term thereof the release by the claimant or the plaintiff of the Indemnified Party from all liability in respect of such Third Party Claim. In the event that the Indemnifying Party shall have assumed the defense of any Third Party Claim, the Indemnified Party shall not, without the Indemnifying Party's prior written consent, such consent not to be unreasonably withheld, settle or compromise any such Third Party Claim.

                       (i) With respect to any claim for Damages other than a Third Party Claim, the Indemnifying Party shall have 30 days from receipt of notice from the Indem-nified Party of such claim within which to respond thereto. If the Indemnifying Party does not respond within such 30-day period, the Indemnifying Party shall be deemed to have accepted responsibility to make payment and shall have no further right to contest the validity of such claim. If the Indemnifying Party notifies the Indemnified Party within such 30-day period that it rejects such claim in whole or in part, the Indemnified Party shall be free to pursue such remedies as may be available to the Indemnified Party under applicable law. The Indemnified Party shall, upon receipt of a written request therefor from the Indemnifying Party, provide the Indemnifying Party with such access to books and records within the control of the Indemnified Party as the Indemnifying Party shall reasonably request in order to defend a Third Party Claim as to which indemnification is being sought and the Indemnifying Party has assumed the defense, or any claim by an Indemnified Party as to which indemnification is sought.

          8.3  Tax Indemnification and Other Tax Matters.
               -----------------------------------------

          (a) Each of the Stockholders hereby covenants and agrees to indemnify and hold harmless Purchaser's Indemnified Persons, from and against such Stockholder's Applicable Percentage of (1) all Taxes of McDougal for any tax period for which a return was legally required to be filed before October 31, 1993 ("Pre-Closing Periods") (taking into account filing extensions granted in response to timely and proper applications) and (2) reasonable costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) incurred by Purchaser's Indemnified Persons with respect to the imposition of such Taxes.

          (b)(i) Notwithstanding anything in this Agreement to the contrary, if a written notice of deficiency, proposed adjustment, assessment, audit, examination, or other claim with respect to McDougal shall be delivered or sent to Purchaser or McDougal, or a suit or dispute commenced or initiated against McDougal, by any Taxing Authority with respect to which Purchaser is entitled to indemnification from the Stockholders pursuant to Section 8.3(a) (a "Taxing Authority Claim"), Purchaser shall promptly notify Mr. McDougal in writing of the Taxing Authority Claim, which notice shall apprise the Stockholders in reasonable detail of the nature of the Taxing

Authority Claim, (the "Notice") and shall furnish a copy thereof to the Stockholders.

          (ii) The Stockholders may, upon timely notice to the Purchaser (which notice will be timely if made within 30 days of the date upon which the Stockholders receive notice of a Taxing Authority Claim), assume and control the defense of any Taxing Authority Claim involving for any tax period for which a return was legally required to be filed before October 31, 1993 (taking into account filing extensions granted in response to timely and proper applications) and for which the Stockholders are required to indemnify the Purchaser pursuant to Section 8.3(a), at their own cost and expense and with their own counsel. If the Stockholders elect to assume and control the defense of any such Taxing Authority Claim, the Stockholders shall keep Purchaser informed of all material developments and events relating to such Taxing Authority Claim, and Purchaser shall have the right to participate, at its own cost and expense, in (but not to control) the defense of such Taxing Authority Claim; provided, however, (1) the
                                                     --------  -------
Stockholders shall not have the right to settle or compromise such Taxing Au-thority Claim without the prior written consent of Purchaser which consent shall not be unreasonably withheld unless the Purchaser in good faith determines that such settlement or compromise would materially increase the Tax liability of Purchaser's Indemnified Persons, unless the Stockholders are liable to Purchaser's Indemnified Persons under Section 8.3(a) for such increase (if Pur-chaser withholds consent to a settlement or compromise, the Stockholders shall not be liable for the excess, if any, of the final settlement of the Claim over the settlement amount rejected by Purchaser); (2) Purchaser may settle or compromise such Taxing Authority Claim without the consent of the Stockholders provided that Purchaser expressly releases in writing the Stockholders from any obligation under Section 8.3(a) with respect to such Taxing Authority Claim and Taxing Authority Claims in future periods created by such settlement or compromise; and (3) if the Stockholders shall not so elect to assume and control the defense of such Taxing Authority Claim, Purchaser shall control the defense of such Taxing Authority Claim. Notwithstanding anything herein to the contrary, Purchaser may settle, without first giving notice to the Stockholders or Mr. McDougal, obtaining their consent or giving the Stockholders the opportunity to control the negotiation, any sales or use tax liability for any jurisdiction for any pre-Closing period if the liability is less than .3% of the annual sales of McDougal in that jurisdiction for that same period; provided, however, that
                                                       ---------  -------
to the extent reasonably practicable Purchaser will keep the Stockholders reasonably informed with respect to the progress of any such negotiations and will act in good faith with respect thereto in order to minimize the indemnification obligations of the Stockholders in respect of Pre-Closing Periods to the extent such actions are not inconsistent with reasonable busi-ness practices. If the liability is greater than .3% of the relevant annual sales amount, the otherwise applicable provisions of this Section 8.3 shall apply.

          (iii) Purchaser shall control the defense of any Taxing Authority Claim for which the Stockholders are not required to indemnify the Purchaser pursuant to Section 8.3(a).

          (iv) Purchaser shall make or cause to be made all payments to the relevant Taxing Authority to settle, compromise or dispose of Taxing Authority Claims covered by this Section 8.3(b), and the Stockholders shall indemnify Purchaser to the extent required by Section 8.3(a) by transferring at least two business days after receipt of proof of payment by Purchaser to such Taxing Authority immediately available funds to an account designated by Purchaser. With respect to the settlement, compromise or disposition of any Taxing Authority Claim which Purchaser exclusively controls pursuant to this Section 8.3(b), Purchaser shall provide the Stockholders with a statement calculating in reasonable detail the Stockholders' indemnification obligation pursuant to
Section 8.3(a) at least 10 business days prior to the proposed payment by Pur-chaser of such Taxing Authority Claim. In the event Purchaser and the Stockholders cannot agree as to their respective amounts of liability, the Stockholders shall pay the amount they have in good faith determined to be their liability, which amount shall be finally determined in accordance with the dispute resolution method described in Section 8.3(c).

          (v) Purchaser will not file amended returns for pre-Closing periods in respect of McDougal, unless required by law, including, without limitation, required amendments to state income tax returns to reflect federal income tax audit adjustments, without either obtaining the consent of Mr. McDougal or releasing in writing the Stockholders from additional liability, if any, which might result from the filing of such amended return

          (c)  Disputes relating to any amount to be paid pursuant to Section
8.3 and any other matters which any provision of Section 8.3 specifically provides are to be resolved pursuant to the method set forth in this Section 8.3(c) shall be resolved by submission to an independent accounting firm of national reputation mutually acceptable to Purchaser and the Stockholders, which shall, within 30 business days after such submission, make its determination which shall be binding, final and conclusive on the Stockholders and Purchaser. Payment shall be made within 10 days of the resolution of such dispute. The fees and disbursements incurred in resolving such dispute shall be borne equally by Purchaser and the Stockholders.

          (d) The Stockholders, McDougal and Purchaser shall cooperate fully as and to the extent reasonably requested by the other party in connection with the preparation and filing of any Return, and any claim, audit, litigation or other proceeding, with respect to Taxes of McDougal. McDougal shall retain and (upon the Stockholders' reasonable request) provide the Stockholders with copies (or originals if required) of records and information which are reasonably relevant to any Return, claim, audit, litigation or other proceeding with respect to any Tax liability of McDougal for any tax period for which a return was legally required to be filed before October 31, 1993 (taking into account filing extensions granted in response to timely and proper applications).

          (e) If an adjustment is made to any Tax Return relating to the Pre-Closing Period for which the Stockholders are required to indemnify Purchaser and McDougal hereunder (whether such adjustment is a result of or in settlement of any audit, other administrative proceeding or judicial proceeding or the filing of an amended return to reflect the consequences of any determination made in connection with any such audit or proceeding or otherwise) and there is a correlative offsetting adjustment applicable to Purchaser's Indemnified Persons for any taxable period for which a return is required to be filed after October 31, 1993 (taking into account filing exten-sions granted in response to timely and proper applications, the "Post-Closing Period")), which makes allowable any deduction, amortization, exclusion from income or other allowance (a "Tax Benefit") which would not, but for such item, be allowable, then any payment by Seller to Purchaser or its Affiliates shall be an amount equal to (x) the amount otherwise due but for this Section 8.3 minus
(y) the Tax Benefit multiplied (i) by the maximum combined federal and state corporate tax rate in effect at the time such Tax Benefit becomes allowable or
(ii) in the case of a credit, by 100 percent. If any indemnification obligation of the Stockholders under this Agreement arises in respect of an item which is deductible or amortizable by the Purchaser or its Affiliates (including McDougal), then any payment by Seller to Purchaser or its Affiliates shall be an amount equal to (x) the amount otherwise due but for this Section
8.3 minus (y) the Tax Benefit multiplied (i) by the maximum combined federal and state corporate tax rate in effect at the time such Tax Benefit becomes allowable or (ii) in the case of a credit, by 100 percent.

          (f) For so long as the Stockholders may be required to indemnify Purchaser's Indemnified Persons pursuant to this Section 8.3:

          (i) Purchaser shall reasonably promptly following receipt of a request therefor from the Stockholders furnish to the Stockholders tax exemption certificates in Purchaser's possession for customers of Purchaser who have also been customers of McDougal and as to whom the Stockholders do not have such a certificate.

          (ii) In the event that no tax exemption certificate is available for a customer of McDougal located in a jurisdiction where sales taxes may be applicable or if such tax exemption certificate is not sufficient to eliminate McDougal's obligation to collect sales tax with respect to such customer, prior to the Closing McDougal may send to any such customer a written request, in form and substance reasonably satisfactory to Purchaser, that such customer furnish a tax exemption certificate or, in the case of a customer who has purchased products of McDougal since January 1, 1993, remit to McDougal the sales tax due in respect of such purchases.

          (iii) In the event that any such customer does not furnish McDougal with a tax exemption certificate or remit the sales tax due, the Stockholders may send to such customer, in the name and on behalf of the Stockholders, a single additional written request, in form and substance reasonably satisfactory to Purchaser, to furnish such certificate or remit such taxes.

          (iv) In connection with the defense of a Taxing Authority Claim with respect to sales taxes the Stockholders may communicate in the name of the former stockholders of McDougal as is reasonably necessary with customers of McDougal for the Pre-Closing Periods. Any such communication shall be reviewed in advance by, and shall be reasonably satisfactory to, Purchaser.

          (g) For the purposes of this Section 8.3 and Section 4.1(b), the following terms have the following meanings:

          "Tax" (and with correlative meaning, "Taxes" and "Taxable") means any net income, alternative or add-on, ad valorem, transfer, withholding, franchise, profits, license, payroll, employment, excise, severance, stamp, occupation, premium, property, land value increment, environmental or windfall profit tax, custom, duty or other tax, governmental fee or other like assessment or charge of any kind whatsoever imposed on McDougal and together with any interest or any penalty, addition to Tax or additional amount imposed with respect to any of the foregoing Taxes by any U.S. Federal, state, local or foreign governmental authority (a "Taxing Authority") responsible for the imposition of any such Tax.

          "Return" means any tax return, statement, report or form (including estimated tax returns and reports and information returns and reports) required to be filed with any Taxing Authority with respect to Taxes.

          8.4  Confidentiality.  The parties hereto agree to cooperate in such a
               ---------------
manner as to preserve in full the confidentiality of all confidential business records and the attorney-client privilege and work-product immunity. In connection therewith, each party hereto agrees that:

               (a) it will use all reasonable efforts, in any action, suit or proceeding in which it has assumed or participated in the defense, to avoid production of confidential business records; and

               (b) all communication between any party hereto and counsel responsible for, or participating in, the defense of any action, suit or proceeding shall, to the extent possible, be made so as to preserve any appli-cable attorney-client privilege or work-product immunity.

          8.5  Remedies Cumulative.  Except as otherwise provided herein, the
               -------------------
remedies provided herein shall be cumulative and shall not preclude the assertion by any party hereto of any other rights or the seeking of any other remedies against any other party hereto; provided, however, that, from and after
                                         --------  -------
the Closing, the indemnification provided in Section 8.2 shall be the sole contractual remedy of the parties hereto with respect to any breach of the representations and warranties contained herein.

                                   ARTICLE IX

                          TERMINATION PRIOR TO CLOSING

          9.1  Termination of Agreement.  This Agreement and the transactions
               ------------------------
contemplated hereby may be terminated:

               (a) prior to the Closing Date, by mutual written consent of the Stockholders and Purchaser;

               (b) Upon written notice by Purchaser to the Stockholders at any time prior to the Closing Date in the event that:

                       (i)  any representation or warranty described in
     Section 6.1(b) of this Agreement proves to have been incorrect or misleading when made or shall become incorrect or misleading and is either incurable or not cured within 10 business days of written notice from Purchaser to the Individual Stockholder;

                       (ii) any representation warranty described in Section 6.1(c) of this Agreement proves to have been incorrect or misleading when made or shall become incorrect or misleading and is either incurable or not cured within 10 business days of written notice from Purchaser to the Individual Stockholder, and in the aggregate such representations and warranties have had a Material Adverse Effect, or could reasonably be expected either to have a Material Adverse Effect, as determined in accordance with the provisions of such Section 6.1(c); or

                       (iii) any of the Stockholders or McDougal has failed to perform and observe (A) in all material respects the covenants and agreements set forth in Sections 4.2, 5.1 and 5.2 or (B) any of the other covenants or agreements in this Agreement.

               (c) Upon written notice by all of the Stockholders (or a representative or representatives thereof acting on behalf of all of the Stockholders pursuant to an agreement among the Stockholders) to Purchaser at any time prior to the Closing Date in the event that (i) any representation or warranty made by Purchaser in this Agreement proves to have been materially incorrect or misleading when made or (ii) Purchaser has materially failed to perform and observe any of the covenants and agreements in this Agreement; and

               (d) Upon written notice to the other parties by the Stockholders or Purchaser, if the Closing has not occurred on or before April 1, 1994 and this Agreement has not previously been terminated; provided,
                                                               --------
however, that the right to terminate the Agreement under this Section 9.1(d)
- -------
shall not be available to Purchaser where the failure of Purchaser to fulfill any obligation under this Agreement has been the cause of, or resulted in, the failure of the Closing to occur on or before such date; and provided, further,
                                                            --------  -------
that the right to terminate this Agreement under this Section 9.1(d) shall not be available to the Stockholders where the failure of any of the Stockholders or McDougal to fulfill any obligation under this Agreement has been the cause of, or resulted in, the failure of the Closing to occur on or before such date.

          9.2  Effect of Termination.  In the event this Agreement is terminated
               ---------------------
pursuant to Section 9.1 hereof,
this Agreement shall become wholly void and of no force or effect, without any liability or further obligation on the part of the Stockholders, McDougal or Purchaser, except for liabilities arising from a breach of the covenants and agreements contained in this Agreement prior to or as a result of termination not in accordance with Section 9.1 hereof and except that the provisions and obligations set forth in this Section 9.2 and in Sections 10.3(c), 10.4 and 10.8 hereof shall survive such termination.

                                   ARTICLE X

                               GENERAL PROVISIONS

          10.1  Amendment and Waiver.  No amendment of any provision of this
                --------------------
Agreement shall in any event be effective unless the same shall be in writing and signed by the parties hereto. Any failure of any party to comply with any obligation, agreement or condition hereunder may only be waived in writing by the other parties, but such waiver shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure. No failure by any party to take any action with respect to any breach of this Agreement or default by any other party shall constitute a waiver of such party's right to enforce any provision hereof or to take any such action.

          10.2  Notices.  All notices, requests and other communications
                -------
hereunder shall be in writing and shall be deemed given if delivered personally, telecopied (if confirmed) or mailed by registered or certified mail (return receipt requested) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

               (a)  If to the Stockholders:

               (b)  If to McDougal:

               With a copy to:

               Wachtell, Lipton, Rosen & Katz
               51 West 52nd Street
               New York, New York  10019-6188

               Attention:  Martin Lipton, Esq.
               Telecopy No:  (212) 403-2000

               (c)  If to Purchaser:

               Houghton Mifflin Company
               222 Berkeley Street
               Boston, Massachusetts  02116-3764

               Attention:  Paul D. Weaver, Esq.
               Telecopy No.:  (617) 351-1125

               With a copy to:

               Skadden, Arps, Slate, Meagher & Flom
               One Beacon Street
               Boston, Massachusetts  02108

               Attention:  Louis A. Goodman, Esq.
               Telecopy No.:  (617) 573-4822

          10.3  Entire Agreement; Assignment; Governing Law.  This Agreement and
                -------------------------------------------
the documents referred to herein:

               (a) constitute the entire agreement, and supersede all other agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof, except that clause (ii) of the sixth paragraph of the confidentiality agreement dated September 29, 1993 between McDougal and Purchaser shall continue in full force and effect in accordance with the terms of such confidentiality agreement and shall survive the execution and delivery or termination of this Agreement until the Closing;

               (b) shall not be assigned by any party (by operation of law or otherwise) without the prior written consent of the other parties, except that Purchaser may assign this Agreement to any person controlled by Purchaser without the consent of any other party, provided that Purchaser shall remain liable for the performance of all obligations of Purchaser hereunder; and

               (c) shall be governed by and be construed in accordance with the laws of the State of New York, without giving effect to the principles of conflicts of laws thereof.

          10.4  Remedies.  The Stockholders and McDougal hereby acknowledge and
                --------
agree that money damages would not be a sufficient remedy for, and Purchaser would be irreparably harmed by, any breach by any of them of this Agreement and that Purchaser shall be entitled to specific performance and injunctive relief, without payment of bond or security, as remedies for any such breach. Such remedies shall not be deemed to be the exclusive remedies for a breach of this Agreement by the Stockholders or McDougal but shall be in addition to all other remedies available to Purchaser at law or equity.

          10.5  Parties in Interest.  This Agreement shall be binding upon and
                -------------------
inure solely to the benefit of each party hereto and, subject to Section 10.3(b) hereof, their respective successors (including without limitation executors and administrators) and assigns, and nothing in this Agreement, express and implied, is intended to confer upon any other person any rights or remedies of any nature whatsoever under or by reason of this Agreement.

          10.6  Counterparts.  This Agreement may be executed in two or more
                ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

          10.7  Headings.  The section and other headings contained in this
                --------
Agreement and the Disclosure Schedule are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement or the Disclosure Schedule, respectively.

          10.8  Expenses.  Except as otherwise provided herein, all costs and
                --------
expenses (including without limitation all legal and accounting fees) relating to this Agreement, the negotiations preceding this Agreement and the transactions contemplated by this Agreement shall be paid by the party incurring such costs and expenses; provided, however, the costs and expenses set forth on
                         --------  -------
Section 10.8 of the Disclosure Schedule shall be paid by  McDougal.

          10.9  Severability.  If any term, provision, covenant or restriction
                ------------
of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

          10.10  Disclosure Schedule.  Matters disclosed on any Schedule of the
                 -------------------
Disclosure Schedule shall be deemed to be disclosed under all Sections of the Disclosure Schedule. None of the matters disclosed on the Disclosure Schedule shall affect the rights of Purchaser pursuant to Section 8.3 or paragraphs (c),
(d) or (e) of Section 8.2.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal by their respective officers thereunto duly authorized as of the date first written above.

                                HOUGHTON MIFFLIN COMPANY


                                By /s/ Paul D. Weaver
                                  -----------------------------
                                  Name:
                                  Title:


                                MCDOUGAL, LITTELL & COMPANY


                                By
                                  -----------------------------
                                  Name:
                                  Title:


                                -----------------------------
                                Alfred L. McDougal



                                -----------------------------
                                Nancy Lauter


                                -----------------------------
                                Julia McGee


                                -----------------------------
                                Richard Wild


                                -----------------------------
                                Rita Schaefer


                                STEPHEN MCDOUGAL TRUST


                                By
                                  -----------------------------
                                  Nancy Lauter
                                  Trustee

                                By
                                  -----------------------------
                                  Philip Melchert
                                  Trustee

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal by their respective officers thereunto duly authorized as of the date first written above.

                                HOUGHTON MIFFLIN COMPANY


                                By
                                  -----------------------------
                                  Name:
                                  Title:


                                MCDOUGAL, LITTELL & COMPANY


                                By /s/ Alfred L. McDougal
                                  -----------------------------
                                  Name:
                                  Title:

                                /s/ Alfred L. McDougal
                                -----------------------------
                                Alfred L. McDougal


                                /s/ Nancy Lauter
                                -----------------------------
                                Nancy Lauter

                                /s/ Julia McGee
                                -----------------------------
                                Julia McGee

                                /s/ Richard Wild
                                -----------------------------
                                Richard Wild

                                /s/ Rita Schaefer
                                -----------------------------
                                Rita Schaefer


                                STEPHEN MCDOUGAL TRUST


                                By /s/ Nancy Lauter
                                  -----------------------------
                                  Nancy Lauter
                                  Trustee

                                By /s/ Philip Melchert
                                  -----------------------------
                                  Philip Melchert
                                  Trustee

                          THOMAS MCDOUGAL TRUST


                          By /s/ Nancy Lauter
                            -----------------------------
                            Nancy Lauter
                            Trustee

                          By /s/ Philip Melchert
                            -----------------------------
                            Philip Melchert
                            Trustee


                          ALM BARBARA FAMILY TRUST


                          By /s/ Barbara Zinje
                            -----------------------------
                            Barbara Zinje
                            Trustee


                          By /s/ Philip Melchert
                            -----------------------------
                            Philip Melchert
                            Trustee


                          ALM CHARITABLE ANNUITY TRUST 12


                          By /s/ Nancy Lauter
                            -----------------------------
                            Nancy Lauter
                            Trustee


                          By /s/ Philip Melchert
                            -----------------------------
                            Philip Melchert
                            Trustee


                          ALM CHARITABLE ANNUITY TRUST 4


                          By /s/ Nancy Lauter
                            -----------------------------
                            Nancy Lauter
                            Trustee


                          By /s/ Philip Melchert
                            -----------------------------
                            Philip Melchert
                            Trustee

                          ALM CHARITABLE ANNUITY TRUST 8


                          By /s/ Nancy Lauter
                            -----------------------------
                            Nancy Lauter
                            Trustee


                          By /s/ Philip Melchert
                            -----------------------------
                            Philip Melchert
                            Trustee


                          ALM ANNUITY TRUST 6


                          By /s/ Nancy Lauter
                            -----------------------------
                            Nancy Lauter
                            Trustee


                          By /s/ Philip Melchert
                            -----------------------------
                            Philip Melchert
                            Trustee


                          ALM ANNUITY TRUST 8


                          By /s/ Nancy Lauter
                            -----------------------------
                            Nancy Lauter
                            Trustee


                          By /s/ Philip Melchert
                            -----------------------------
                            Philip Melchert
                            Trustee


                          ALM ANNUITY TRUST 10


                          By /s/ Nancy Lauter
                            -----------------------------
                            Nancy Lauter
                            Trustee


                          By /s/ Philip Melchert
                            -----------------------------
                            Philip Melchert
                            Trustee

                          ALM ANNUITY TRUST 12


                          By /s/ Nancy Lauter
                            -----------------------------
                            Nancy Lauter
                            Trustee


                          By /s/ Philip Melchert
                            -----------------------------
                            Philip Melchert
                            Trustee


                          ALM DISCRETIONARY
                          TRUST FOR STEPHEN


                          By /s/ Nancy Lauter
                            -----------------------------
                            Nancy Lauter
                            Trustee


                          By /s/ Philip Melchert
                            -----------------------------
                            Philip Melchert
                            Trustee


                          ALM DISCRETIONARY
                          TRUST FOR THOMAS


                          By /s/ Nancy Lauter
                            -----------------------------
                            Nancy Lauter
                            Trustee


                          By /s/ Philip Melchert
                            -----------------------------
                            Philip Melchert
                            Trustee


                          MCDOUGAL, LITTELL & COMPANY
                          EMPLOYEE SAVINGS AND STOCK
                          OWNERSHIP PLAN

                          By Cole Taylor Bank, not
                          individually, but as Trustee
                          under the McDougal, Littell &
                          Company Employee Savings and
                          Stock Ownership Plan


                          By /s/ John G. Hommel
                            -----------------------------
                            Name:  John G. Hommel
                            Title: Vice President &
                                   Senior Trust Officer

                                   EXHIBIT A

              To Escrow Agreement Among Houghton Mifflin Company, the Stockholders Named Below and McDougal, Littell & Company



                            Shares of
Stockholder                 Stock Owned  Applicable Percentage
- --------------------------  -----------  ---------------------
Alfred McDougal             113,548            42.24%

ESOP                         85,020            31.63%

Stephen McDougal Trust        8,400             3.12%

Thomas McDougal Trust         8,400             3.12%

ALM Charitable
Annuity Trust 12              8,334             3.10%

ALM Charitable
Annuity Trust 4               8,333             3.10%

ALM Charitable
Annuity Trust 8               8,333             3.10%

ALM Annuity Trust 6           5,000             1.86%

ALM Annuity Trust 8           5,000             1.86%

ALM Annuity Trust 10          5,000             1.86%

ALM Annuity Trust 12          5,000             1.86%

ALM Barbara Family Trust      2,400              .89%

ALM Discretionary
Trust for Stephen             1,380              .51%

ALM Discretionary
Trust for Thomas              1,380              .51%

Julia McGee                   1,000              .37%

Richard Wild                  1,000              .37%

Nancy Lauter                    800              .30%

Rita Schaefer                   500              .19%


                                                                     Exhibit B
                                                                     ---------

                              ESCROW AGREEMENT


          THIS ESCROW AGREEMENT, made this __ day of __________, 1994, by and among Houghton Mifflin Company, a Massachusetts corporation ("Purchaser"), the stockholders of Papyrus Company, a Delaware corporation ("Papyrus"), listed on
Exhibit A hereto (the "Stockholders") and [          ](the "Escrow Agent").

          Purchaser, Papyrus and the Stockholders have entered into a Stock Purchase Agreement, dated as of January 7, 1994 (the "Stock Purchase Agreement"), providing for the purchase by Purchaser of all the outstanding capital stock of Papyrus beneficially owned by the Stockholders (the "Shares").

          The closing pursuant to the Stock Purchase Agreement (the "Closing" or the "Closing Date") is occurring concurrently with the execution and delivery of this Escrow Agreement.

          Concurrently with the Closing, Purchaser is required to deliver to Escrow Agent the sum of $10,000,000 (as the same may be increased or decreased from time to time hereunder, the "Escrow Amount") in immediately available funds pursuant to Section 1.2(b) of the Stock Purchase Agreement, which shall be held by Escrow Agent in an escrow account pending release thereof in accordance with the terms hereof, for the purpose of securing to Purchaser the obligations of the Stockholders under the Stock Purchase Agreement.

          The Stockholders desire to appoint the Representative (as defined below) as their representative hereunder to receive notice of, determine, accept service of process, contest, settle and arbitrate all claims of Purchaser against the Escrow Amount.

          The parties hereto desire that Escrow Agent serve as escrow agent to hold the Escrow Amount and Escrow Agent is willing to do so, all upon the terms and conditions hereinafter set forth.

          In consideration of the foregoing and of the mutual agreements and covenants set forth herein and in the Stock Purchase Agreement, the parties hereto hereby agree as follows:

1.   Escrow; Stockholders; Appointment of Representative.
     ---------------------------------------------------

          1.1 Concurrently with the Closing, Purchaser will deliver to Escrow Agent the Escrow Amount which shall be allocated to the account of each Stockholder listed on Exhibit A hereto whose Shares are purchased at the Closing (each, a "Selling Stockholder") in accordance with such Stockholder's respective percentage of the Shares purchased at the Closing (such percentage with respect to each Stockholder being the "Applicable Percentage"), which the Escrow Agent hereby agrees to accept and to hold as escrow agent in accordance with the terms of this Escrow Agreement.

          1.2 (a) Exhibit A hereto sets forth certain information concerning each of the Stockholders, including the following: (i) name and (ii) percentage of Papyrus capital stock owned. Each of the Stockholders, severally as to such Stockholder, represents and warrants that this information is true and correct as of the date hereof.

                (b) Each of the Stockholders hereby appoints Mr. Alfred L. McDougal (the "Representative") to act as the representative of each of them hereunder to receive notice of, determine, accept service of process, contest, settle and arbitrate all claims of Purchaser against the Escrow Amount.

2.   Escrow Amount; Investment; Interest.
     -----------------------------------

          2.1 Simultaneously with the execution and delivery of this Escrow Agreement, Purchaser is delivering to the Escrow Agent $10,000,000 in immediately available funds pursuant to Section 1.2(b) of the Stock Purchase Agreement, the receipt of which is hereby acknowledged by the Escrow Agent.

          2.2 Subject to the provisions of this Escrow Agreement, the Escrow Agent will invest and reinvest the Escrow Amount from time to time in short-term obligations of the U.S. government or in certificates of deposit issued by a bank or trust company having combined capital and surplus of at least $500,000,000 or in such other manner as the parties hereto may agree. Any interest earned on or in respect of the Escrow Amount shall be paid to the Representative quarterly for distribution to the Selling Stockholders.

3.   Delivery of Escrow Amount by Escrow Agent.
     -----------------------------------------

          Escrow Agent shall hold the Escrow Amount in escrow until authorized hereunder to deliver the same or any portion thereof, as follows:

          3.1 On the first anniversary of the Closing Date (the "First Distribution Date"), Escrow Agent shall release to the Representative a portion of the Escrow Amount equal to the lesser of (i) $5,000,000 or (ii) the Escrow Amount less the sum of any Reserve (as defined below) in respect of Claims (as defined below) made prior to the First Distribution Date, free and clear of any interest of Purchaser therein, and the Representative shall distribute such amount to the Selling Stockholders (or to such persons as directed by the Selling Stockholders) in accordance with their respective Applicable Percentages. On the second anniversary of the Closing Date (the "Second Distribution Date"), Escrow Agent shall release to the Representative the Escrow Amount less the amount of any Reserve, free and clear of any interest of Purchaser therein, and the Representative shall distribute such amount to the Selling Stockholders (or to such persons as directed by the Selling Stock-holders) in accordance with their respective Applicable Percentages. If no Reserve exists on the Second Distribution Date, this Escrow Agreement shall terminate at the time of such delivery, unless terminated earlier pursuant to
Section 3.3 hereof.

          3.2 At any time prior to the Second Distribution Date, Purchaser may give notice to Escrow Agent and the Representative of a claim which it is entitled to make (a "Claim") under the Stock Purchase Agreement. Notice of a Claim given to Escrow Agent and the Representative pursuant to this Section 3.2 shall set forth in reasonable detail the factual basis of the Claim and the amount thereof (or if not then determinable by Purchaser, a reasonable good faith estimate of the amount thereof). Upon receipt of any such notice of a Claim, Escrow Agent shall set aside a portion of the Escrow Amount equal to the amount set forth in such notice (including any and all portions set aside pursuant to all other such notices previously delivered by Purchaser with respect to all other pending Claims, the "Reserve") until there is a Determination (as defined below) of all of such Claims.

          3.3 Promptly after any determination (each, a "Determination") of a Claim in favor of Purchaser in accordance with the provisions of Article IV hereof and receipt of notice thereof (which notice shall be accompanied by a copy of any agreement, judgment, order or decree referred to therein), Escrow Agent shall deliver to Purchaser free and clear of any interest of the Stock-holders a portion of the Escrow Amount equal to the amount of such Claim payable to Purchaser.

          3.4 If any Claim is asserted as contemplated by Section 3.2 hereof that does not result in a Determination prior to the Second Distribution Date, promptly after the Determination of all of such Claims and the delivery to Purchaser of any portion of the Escrow Amount in respect thereof in accordance with Section 3.3 hereof, Escrow Agent shall release to the Representative the remaining Escrow Amount free and clear of any interest of Purchaser therein, whereupon this Escrow Agreement shall terminate and the Representative shall distribute such portion of the Escrow Amount to the Selling Stockholders (or such persons as directed by the Selling Stockholders) in accordance with their respective Applicable Percentages, whereupon this Escrow Agreement shall terminate.

4.   Determination of Claims; Settlement of Disputes.
     -----------------------------------------------

          4.1  The Determination of a Claim asserted hereunder pursuant to
Section 3.2 hereof shall be made as follows:

               (a) The Claim shall be deemed to have resulted in a Determination in favor of Purchaser on the 30th day after Purchaser gives Escrow Agent and the Representative notice of such Claim pursuant to Section
3.2 hereof, unless prior thereto Escrow Agent has received notice from the Representative (with a copy to Purchaser) that the Representative disputes such Claim.

               (b) If a Claim asserted hereunder is disputed by the Representative in the manner provided in Section 4.1(a) hereof, the Determination of such Claim shall be made in accordance with the provisions for the settlement of disputes contained in Section 4.2 hereof and shall be evidenced by the documentation referred to in such Section.

          4.2 Any dispute which may arise under this Escrow Agreement with respect to (i) any Claim asserted by Purchaser as contemplated by Section 3.2 hereof, (ii) the delivery, ownership or right of possession of the Escrow Amount or any portion thereof, (iii) the facts upon which Escrow Agent's determinations are based, (iv) the duties of Escrow Agent hereunder and (v) any other questions arising under this Escrow Agreement, shall be settled either by mutual agreement of the parties to such dispute (evidenced by appropriate instructions in writing to Escrow Agent signed by Purchaser and the Representative) or by a final judgment, order or decree of a court of competent jurisdiction (the time for appeal therefrom having expired and no appeal therefrom having been perfected). Escrow Agent shall be under no duty to institute or defend any such proceeding, and none of the costs and expenses of such proceedings shall be borne by Escrow Agent. If the terms of a settlement of a dispute hereunder increase the duties or liabilities of Escrow Agent and Escrow Agent has not participated in such settlement so as to be bound thereby, then such settlement shall be effective as to Escrow Agent in respect of such increase in its duties or liabilities only upon Escrow Agent's written assent thereto. Prior to the settlement of any dispute as provided in this Section 4.2, Escrow Agent is authorized and directed to retain in its possession, without liability to any party hereto, that portion of the Reserve that is the subject of or involved in the dispute.

5.   Liability and Authority of Representative.
     -----------------------------------------

          5.1 The Representative shall receive notice of, determine, accept service of process, contest, settle or arbitrate all claims of Purchaser made pursuant to Article VIII of the Stock Purchase Agreement and this Escrow Agreement on behalf of all Stockholders. The Representative shall not be personally liable to the Stockholders for any action taken or omitted to be taken by him in good faith and believed by him to be authorized by this Escrow Agreement or within the rights or powers conferred upon him hereunder, nor for action taken or omitted to be taken by him in good faith and in accordance with advice of counsel (which counsel may be of the Representative's own choosing), and shall not be personally liable to the Stockholders for any mistake of fact or error of judgment or for any act or omission of any kind unless caused by his own willful misconduct, gross negligence or bad faith.

          5.2 The Representative shall have authority to employ legal counsel to assist him in defense or settlement of any Claim of Purchaser upon the Escrow Amount and the reasonable expenses of employing such counsel shall be advanced to the Representative by the Escrow Agent from the Escrow Amount upon written notice from the Representative to the Escrow Agent and Purchaser, provided that the Representative shall reimburse the Escrow Agent for any such advance to the extent that such Claim is ultimately resolved in favor of Purchaser, in which event the cost of employing such counsel shall be borne by all of the Selling Stockholders in accordance with their Applicable Percentages. The Representative shall have a second security interest in the Escrow Amount (junior only to Purchaser's interest therein and thereto) to secure the obligation of each Selling Stockholder to bear such expenses.

          5.3 In the event of the death or permanent disability of the Representative, or his resignation as Representative, a successor Representative shall be elected by a majority vote of the Selling Stockholders, with each such Stockholder (or his or her successors or assigns) to be given a vote equal to the number of votes represented by the Applicable Percentage of such Stock-holder. Each successor Representative shall have all of the power, authority, rights and privileges conferred by this Agreement upon the original Representative, and the term "Representative" as used herein shall be deemed to include successor Representatives.

6.   General Provisions.
     ------------------

          6.1 This Escrow Agreement shall become effective as of the Closing Date pursuant to the Stock

Purchase Agreement and shall continue in force until the final distribution of the Escrow Amount, or until terminated by order of a court of competent jurisdiction.

          6.2 Escrow Agent shall be entitled to reasonable compensation for its services hereunder and shall be reimbursed for all reasonable expenses, disbursements and advancements incurred or made by it in performance of its services hereunder, which will be paid from the Escrow Amount.

          6.3 The Selling Stockholders shall bear all federal, state and local taxes based upon or measured by net or gross income arising from the Escrow Amount and shall provide Escrow Agent with sufficient information so that Escrow Agent can comply with reporting obligations imposed under any laws relating to such taxes.

          6.4 The obligations of Escrow Agent under this Escrow Agreement are subject to the following terms and conditions:

               (a) Escrow Agent is not a party to and is not bound by any agreement other than as expressly set forth in this Escrow Agreement.

               (b) Escrow Agent acts hereunder as a depository only and is not responsible for or liable in any manner whatsoever for the sufficiency, correctness, genuineness or validity of any funds, documents or other materials deposited with it. Purchaser, the Representative and each of the Stockholders agree to and hereby do waive any suit, claim, demand or cause of action of any kind which they may have or may assert against Escrow Agent arising out of or relating to the execution or performance by Escrow Agent of this Escrow Agreement, unless such suit, claim, demand or cause of action is based upon the willful misconduct, gross negligence or bad faith of Escrow Agent. To the extent that Escrow Agent delivers any funds or documents in accordance with the instructions described in this Escrow Agreement, Purchaser and the Representative further agree to indemnify Escrow Agent against and from any and all claims, demands, costs, liabilities and expenses, including counsel fees, which may be asserted against it or to which it may be exposed or which it may incur by reason of its execution or performance of this Escrow Agreement unless arising from Escrow Agent's willful misconduct, gross negligence or bad faith. Escrow Agent shall not be required to defend any legal proceeding which may be instituted against it with respect to the subject matter of this Escrow Agreement unless it is requested to do so by one of the parties hereto and is indemnified by such requesting party to Escrow Agent's satisfaction against the cost and expenses (including reasonable attorney's fees) of such defense, unless arising from Escrow Agent's willful misconduct, gross negligence or bad faith. Escrow Agent shall not be required to institute legal proceedings of any kind. Escrow Agent shall not be required to perform any acts which violate any law or applicable rules of any governmental agency.

               (c) Escrow Agent shall not have any responsibility for the genuineness or validity of any notice, evidence or other document or item delivered to it, and Escrow Agent shall be entitled to rely upon and shall be protected in acting upon any written notice, waiver, consent, receipt or other evidence or paper document which Escrow Agent reasonably believes to be genuine and to be signed by the proper person.

               (d) Escrow Agent shall not be liable for any error of judgment or for any acts done or steps taken or omitted or admitted by it or for any mistake of facts or law or for anything which Escrow Agent may do or refrain from doing in connection herewith except for Escrow Agent's own willful misconduct, gross negligence or bad faith.

               (e) As to any legal questions arising in connection with the administration of this Escrow Agreement, Escrow Agent may rely absolutely upon the opinions given to it by its counsel and shall be free of liability for acting in reliance on such opinions.

          6.5 Escrow Agent agrees that Purchaser and the Representative may, by mutual agreement at any time, remove Escrow Agent as escrow agent hereunder, and substitute another therefor. In such event Escrow Agent shall, upon receipt of written notice of such removal, account for and deliver to such substituted escrow agent the Escrow Amount and Escrow Agent shall thereafter be discharged of all liability hereunder.

          6.6 Any notices, requests, demands and other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given if delivered by hand, telecopied (if confirmed) or mailed, certified or registered mail (return receipt requested) with postage prepaid:

          If to Purchaser, to:

               Houghton Mifflin Company
               222 Berkeley Street
               Boston, Massachusetts  02116-3764
               (617) 351-5000 (telephone)
               (617) 351-1125 (telecopier)

               Attention:  Paul D. Weaver, Esq.

          or to such other person or address as Purchaser shall furnish to the other parties hereto in writing

               (with a copy to:

               Skadden, Arps, Slate, Meagher & Flom
               One Beacon Street
               Boston, Massachusetts  02108
               (617) 573-4800 (telephone)
               (617) 573-4822 (telecopier)

               Attention:  Louis A. Goodman, Esq.)

          If to the Representative, to:

               [                           ]
               [                           ]
               [                           ]

          (with a copy to:

               Wachtell, Lipton, Rosen & Katz
               51 West 52nd Street
               New York, New York  10019-6188
               (212) 403-1000 (telephone)
               (212) 403-2000 (telecopier)

               Attention:  Martin Lipton, Esq.)

          If to Escrow Agent, to:

               [                           ]
               [                           ]
               [                           ]

          or to such other address of which a party notifies the other parties thereto in writing pursuant to the terms hereof.

          6.7 This Escrow Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but neither this Escrow Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto without the prior written consent of the other parties, except by operation of law and except that (a) Purchaser may assign its rights, but not its obligations, under this Agreement to any subsidiary of Purchaser and (b) any Stockholder may assign his, her or its rights to receive distributions under this Agreement to any person without the consent of Purchaser or any other Stockholder.

          6.8 This Escrow Agreement shall be governed by, and interpreted under, the laws of the Commonwealth of Massachusetts applicable to contracts made and to be performed therein without regard to conflicts of law principles.

          6.9 This Escrow Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

[Remainder of page intentionally left blank.]

          IN WITNESS WHEREOF, the parties hereto have caused this Escrow Agreement to be executed under seal as of the day and year first above written.

                         HOUGHTON MIFFLIN COMPANY


                         By
                           -----------------------------
                           Name:
                           Title:

                           -----------------------------
                           Alfred L. McDougal


                           -----------------------------
                           Nancy Lauter


                           -----------------------------
                           Julia McGee


                           -----------------------------
                           Richard Wild


                           -----------------------------
                           Rita Schaefer


                         STEPHEN MCDOUGAL TRUST


                         By
                           -----------------------------
                           Nancy Lauter
                           Trustee

                         By
                           -----------------------------
                           Philip Melchert
                           Trustee


                         THOMAS MCDOUGAL TRUST


                         By
                           -----------------------------
                           Nancy Lauter
                           Trustee

                         By
                           -----------------------------
                           Philip Melchert
                           Trustee

                         ALM BARBARA FAMILY TRUST


                         By
                           -----------------------------
                           Barbara Zinje
                           Trustee


                         By
                           -----------------------------
                           Philip Melchert
                           Trustee


                         ALM CHARITABLE ANNUITY TRUST 12


                         By
                           -----------------------------
                           Nancy Lauter
                           Trustee


                         By
                           -----------------------------
                           Philip Melchert
                           Trustee


                         ALM CHARITABLE ANNUITY TRUST 4


                         By
                           -----------------------------
                           Nancy Lauter
                           Trustee


                         By
                           -----------------------------
                           Philip Melchert
                           Trustee


                         ALM CHARITABLE ANNUITY TRUST 8


                         By
                           -----------------------------
                           Nancy Lauter
                           Trustee


                         By
                           -----------------------------
                           Philip Melchert
                           Trustee

                         ALM ANNUITY TRUST 6


                         By
                           -----------------------------
                           Nancy Lauter
                           Trustee

                         By
                           -----------------------------
                           Philip Melchert
                           Trustee


                         ALM ANNUITY TRUST 8


                         By
                           -----------------------------
                           Nancy Lauter
                           Trustee

                         By
                           -----------------------------
                           Philip Melchert
                           Trustee


                         ALM ANNUITY TRUST 10


                         By
                           -----------------------------
                           Nancy Lauter
                           Trustee


                         By
                           -----------------------------
                           Philip Melchert
                           Trustee


                         ALM ANNUITY TRUST 12


                         By
                           -----------------------------
                           Nancy Lauter
                           Trustee


                         By
                           -----------------------------
                           Philip Melchert
                           Trustee

                         ALM DISCRETIONARY
                         TRUST FOR STEPHEN


                         By
                           -----------------------------
                           Nancy Lauter
                           Trustee


                         By
                           -----------------------------
                           Philip Melchert
                           Trustee


                         ALM DISCRETIONARY
                         TRUST FOR THOMAS


                         By
                           -----------------------------
                           Nancy Lauter
                           Trustee


                         By
                           -----------------------------
                           Philip Melchert
                           Trustee


                         MCDOUGAL, LITTELL & COMPANY
                         EMPLOYEE SAVINGS AND STOCK
                         OWNERSHIP PLAN

                         By Cole Taylor Bank, as Trustee
                         under the McDougal, Littell &
                         Company Employee Savings and
                         Stock Ownership Plan


                         By
                           -----------------------------
                           Name:
                           Title:

                         [ESCROW AGENT]


                         By:
                            ----------------------------
                            Name:
                            Title: